-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-32548) UNDER
                           THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 27
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 30

                         VANGUARD INTERNATIONAL EQUITY
                                  INDEX FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

   IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE ON October 14, 2003,
                     PURSUANT TO PARAGRAPH (A) OF RULE 485.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

[Red Herring Language]
Subject to completion
Preliminary Prospectus
Dated July 31, 2003

Vanguard(R) International VIPER(R) Shares

October 14, 2003
Exchange-traded fund shares that are not individually redeemable

This prospectus contains financial data for the Funds through the fiscal period ended April 30, 2003.

Vanguard European VIPERs
Vanguard Pacific VIPERs
Vanguard Emerging Markets VIPERs

PROSPECTUS

[MSCI LOGO]
European Stock Index Fund
Pacific Stock Index Fund
Emerging Markets Stock Index Funds

[Red Herring Language]
Information contained in this prospectus is subject to completion or amendment. A registration statement for Vanguard International VIPER Shares has been filed with the U.S. Securities and Exchange Commission but has not yet become effective.
     Shares of Vanguard International VIPER Shares may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
     The offering of these shares is contingent upon the SEC's approval of an exemptive order, which may or may not be granted.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminl offense.


THE VANGUARD GROUP[R]LOGO

VANGUARD INTERNATIONAL VIPERS
Prospectus
October 14, 2003

Vanguard Index Participation Equity Receipts

An Exchange-Traded Class of Shares of Certain Vanguard Index Funds

--------------------------------------------------------------------------------
CONTENTS
  X AN INTRODUCTION TO VIPER SHARES
  X FUND PROFILES
   x European VIPERs
   x Pacific VIPERs
   x Emerging Markets VIPERs
  X MORE ON VIPER SHARES
 XX VIPER SHARES AND VANGUARD
 XX INVESTMENT ADVISER
 XX DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 XX DAILY PRICING
 XX FINANCIAL HIGHLIGHTS
GLOSSARY (inside back cover)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 A NOTE TO RETAIL INVESTORS:

 VIPER Shares can be purchased directly from the issuing Fund only in exchange for a basket of securities that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase VIPER Shares directly from the Fund. Instead, these investors will purchase VIPER Shares in the secondary market with the assistance of a broker. Thus, some of the information contained in this prospectus--such as information about purchasing and redeeming VIPER Shares from a Fund and references to transaction fees imposed on purchases and redemptions--is not relevant to most individual investors.
--------------------------------------------------------------------------------

1

AN INTRODUCTION TO VIPER SHARES

WHAT ARE VIPER SHARES?
Vanguard Index Participation Equity Receipts, or "VIPER" Shares, are a class of exchange-traded securities that represent an interest in a portfolio of stocks held by a particular Vanguard index mutual fund. The international stock index funds that currently offer VIPER Shares are:

--------------------------------------------------------------------------------
FUND                    VIPER SHARES              SEEKS TO TRACK
--------------------------------------------------------------------------------
Vanguard European     Vanguard European VIPERs  European stock markets
 Stock Index Fund
Vanguard Pacific      Vanguard Pacific VIPERs   Australian and Far East stock
 Stock Index Fund                                markets
Vanguard Emerging     Vanguard Emerging         18 emerging stock markets in
 Markets Stock Index   Markets VIPERs            Europe, Asia, Africa, and Latin
                                                 America
--------------------------------------------------------------------------------

 In addition to VIPER Shares, two of the Funds offer three conventional classes of shares and one Fund offers two conventional classes of shares. This prospectus, however, relates only to VIPER Shares.

HOW ARE VIPER SHARES DIFFERENT FROM CONVENTIONAL MUTUAL FUND SHARES? Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at a net asset value (NAV) typically calculated once a day. VIPER Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund except by or through Authorized Participants (defined below), and then only for an in-kind basket of securities.
 An organized secondary market is expected to exist for VIPER Shares, unlike conventional mutual fund shares, because VIPER Shares are listed for trading on the ______ Exchange. Investors can purchase and sell VIPER Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of, and demand for, VIPER Shares.
 Although the market price of a VIPER Share typically will approximate its NAV, there may be times when the market price and the NAV vary, so you may receive more or less than NAV when you sell your shares on the secondary market. Also, it is possible that an active trading market may not be maintained.

HOW DO I BUY AND SELL VIPER SHARES?
A fund issues and redeems VIPER Shares only in bundles of 50,000 shares. These bundles are known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company that has executed a Participant Agreement with the fund's Distributor. Vanguard will provide a list of Authorized Participants upon request. Because Creation Units can be purchased only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem VIPER Shares directly with an issuing fund.
 Investors who cannot afford to purchase a Creation Unit can acquire VIPER Shares in one of two ways. If you own conventional shares of a fund that issues VIPER Shares, you can, for a fee, convert those shares into VIPER Shares of equivalent value. For more information about the conversion privilege, see "Conversion Privilege" under MORE ON VIPER SHARES. In addition, any investor may purchase VIPER Shares on the secondary market (i.e., not from the issuing fund) through a broker. VIPER Shares are listed on the ______and are publicly traded. To acquire VIPER Shares through either means, you must have a brokerage account. For information about acquiring VIPER Shares through conversion of conventional shares or through a secondary market purchase, please contact your broker. If you want to sell VIPER Shares, you must do so through your broker; VIPER Shares cannot be converted back into conventional shares.
 NOTE: When you buy or sell VIPER Shares on the secondary market, your broker will charge a commission. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy VIPER Shares, and receive less than NAV when you sell those shares.


PROFILE--VANGUARD(R) EUROPEAN VIPERS(R)

The following profile summarizes key features of Vanguard European VIPERs, an exchange-traded class of shares issued by Vanguard European Stock Index Fund.

INVESTMENT OBJECTIVE
European VIPERs seek to track the performance of the Morgan Stanley Capital International(R)(MSCI) Europe Index.

PRIMARY INVESTMENT STRATEGIES
Vanguard   European   Stock  Index  Fund  employs  a  "passive   management"--or
indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI(R) Europe Index. The MSCI Europe Index is made up of approximately 530 common stocks of companies located in 16 European countries--mostly those in the United Kingdom, France, Switzerland, and Germany (which made up 38%, 13%, 11%, and 9%, respectively, of the Index's market capitalization, as of April 30, 2003). Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, and Sweden. For more information about passive management, see "Indexing Methods" under MORE ON THE FUNDS.

PRIMARY RISKS
EUROPEAN VIPERS' TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS.
-Stock market risk,  which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. The Index's, and therefore European VIPERs', heavy exposure to four countries (the United Kingdom, France, Switzerland, and Germany) involves a higher degree of country risk than that of more geographically diversified international investments.
-Regional risk, which is the chance that an entire region--namely,  Europe--will be hurt by political upheaval, financial troubles, or natural disasters. -Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
-Investment style risk, which is the chance that returns from foreign stocks will trail returns from other asset classes or the overall stock market.

3

-European VIPERs are listed for trading on the ______ Exchange and can be sold in the secondary market at market prices. Although it is expected that the market price of a European VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, if you sell European VIPERs on the secondary market, you may receive less than NAV.
-Although  European VIPERs are listed for trading on the ______,  it is possible that an active trading market may not be maintained.
-Trading of European VIPERs on the ______ may be halted if ______ officials deem such action appropriate, if European VIPERs are delisted from the ______, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risks of investing in European VIPERs. Because calendar-year performance information for European VIPERs is not yet available, the information presented in the bar chart and table reflects the performance of the Investor Shares of Vanguard European Stock Index Fund. (Investor Shares are offered through a separate prospectus.) Performance information for European VIPERs would be substantially similar, since both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                        1993 - 29.13%
                        1994 - 1.88%
                        1995 - 22.28%
                        1996 - 21.26%
                        1997 - 24.23%
                        1998 - 28.86%
                        1999 - 16.62%
                        2000 - -8.18%
                        2001 - -20.30%
                        2002 - -17.95%
      ----------------------------------------------------
      The year-to-date return as of the most recent calendar quarter, which ended June 30, 2003, was x.xx%. Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 20.37% (quarter ended March 31, 1998), and the lowest return for a quarter was -22.84% (quarter ended September 30, 2002).
 The table below shows how the Fund's average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
                                                   1 YEAR   5 YEARS    10 YEARS
-------------------------------------------------------------------------------
VANGUARD EUROPEAN STOCK INDEX FUND INVESTOR
 SHARES
 Return Before Taxes                               -17.95%    -2.03%     8.14%
 Return After Taxes on Distributions               -18.63     -2.75      7.36
 Return After Taxes on Distributions and Sale of   -10.94     -1.78      6.62
  Fund Shares
--------------------------------------------------------------------------------
MSCI EUROPE INDEX (reflects no deduction for
 fees, expenses, or taxes)                         -18.38%    -2.26%     8.08%
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, for any fund, figures captioned Returns After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold European VIPERs. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. European VIPERs have no operating history; actual operating expenses could be different.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Transaction Fee on Purchases and Redemptions:                     Varies*
      Transaction Fee Imposed on Reinvested Dividends:                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               x.xx%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    x.xx%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             X.XX%

     *An investor purchasing or redeeming Creation Units of European VIPERs will pay to the issuing Fund a transaction fee of $x,xxx, plus an additional fee of up to $x,xxx. An investor buying or selling European VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into European VIPERs will pay a $xx conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

 The following example is intended to help retail investors compare the cost of investing in European VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in European VIPERs. This example assumes that European VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell European VIPERs. It

5

also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $xx          $xx       $xxx         $xxx
--------------------------------------------------

 The value of a European VIPERs Creation Unit as of the date of this prospectus was approximately $x.xx million. Assuming an investment of $x.xx million, payment of the standard $x,xxx transaction fee to purchase and then to redeem the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a European VIPER Creation Unit would be $xx,xxx if the Creation Unit were redeemed after one year and $xx,xxx if redeemed after three years.

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           NET ASSETS (ALL SHARE CLASSES OF VANGUARD
Distributed annually in December.     EUROPEAN STOCK INDEX FUND) AS OF
                                      APRIL 30, 2003
INVESTMENT ADVISER                    $5.1 billion
The Vanguard Group, Valley Forge,
Pa.,                                  VANGUARD FUND NUMBER
since inception                       xxx

INCEPTION DATE                        CUSIP NUMBER
xx                                    xxxxxxxxx

NUMBER OF EUROPEAN VIPERS             ______TRADING SYMBOL
IN A CREATION UNIT                    xxx
50,000
--------------------------------------------------------------------------------

PROFILE--VANGUARD(R) PACIFIC VIPERS(R)

The following profile summarizes key features of Vanguard Pacific VIPERs, an exchange-traded class of shares issued by Vanguard Pacific Stock Index Fund.

INVESTMENT OBJECTIVE
Pacific VIPERs seek to track the performance of the MSCI Pacific Index.

PRIMARY INVESTMENT STRATEGIES
Vanguard Pacific Stock Index Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 465 common stocks of companies located in Japan, Australia, Hong Kong, Singapore, and New Zealand. (As of April 30, 2003, Japan made up 72% of the Index's market capitalization.) For more information about passive management, see "Indexing Methods" under MORE ON THE FUNDS.

PRIMARY RISKS
PACIFIC VIPERS' TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. -Stock market risk, which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. The Index's, and therefore Pacific VIPERs', heavy exposure to Japan involves a higher degree of country risk than that of more geographically diversified international investments.
-Regional risk, which is the chance that an entire region--namely, the Pacific region--will be hurt by political upheaval, financial troubles, or natural disasters.
-Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
-Investment  style risk,  which is the chance that returns  from foreign  stocks will trail returns from other asset classes or the overall stock market. -Pacific VIPERs are listed for trading on the ______ Exchange and can be sold in the secondary market at market prices. Although it is expected that the market price of a Pacific VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, if you sell Pacific VIPERs on the secondary market, you may receive less than NAV.
-Although  Pacific  VIPERs are listed for trading on the ______,  it is possible that an active trading market may not be maintained.
-Trading of Pacific VIPERs on the ______ may be halted if ______ officials deem such action appropriate, if Pacific VIPERs are delisted from the ______, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risks of investing in Pacific VIPERs. Because calendar-year performance information for Pacific VIPERs is not yet available, the information presented in the bar chart and table reflects the performance of the Investor Shares of Vanguard Pacific Stock Index Fund. (Investor Shares are offered through a separate prospectus.) Performance information for Pacific VIPERs would be substantially

7

similar, since both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.
      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                        1993 - 35.46%
                        1994 - 13.04%
                        1995 - 2.75%
                        1996 - -7.82%
                        1997 - -25.67%
                        1998 - 2.41%
                        1999 - 57.05%
                        2000 - -25.74%
                        2001 - -26.34%
                        2002 - -9.32%
      ----------------------------------------------------
      The year-to-date return as of the most recent calendar
      quarter, which ended June 30, 2003, was x.xx%. Return
      figures assume that an investor purchased shares at net
      asset value,  and do not reflect the  transaction fee
      imposed on purchases and redemptions of Creation Units
      or the commissions that investors pay their brokers to
      buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 26.50% (quarter ended December 31, 1998), and the lowest return for a quarter was -20.69% (quarter ended December 31, 1997).
 The table below shows how the Fund's average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
                                                   1 YEAR   5 YEARS    10 YEARS
-------------------------------------------------------------------------------
VANGUARD PACIFIC STOCK INDEX FUND INVESTOR SHARES

 Return Before Taxes                               -9.32%    -4.41%    -1.49%
 Return After Taxes on Distributions                -9.69     -4.70     -1.80
 Return After Taxes on Distributions and Sale of    -5.69     -3.53     -1.22
  Fund Shares
-------------------------------------------------------------------------------
MSCI PACIFIC INDEX (reflects no deduction for
 fees, expenses,                                   -9.29%    -4.17%    -1.40%
 or taxes)
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, for any fund, figures captioned Returns After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Pacific VIPERs. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. Pacific VIPERs have no operating history; actual operating expenses could be different.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Transaction Fee on Purchases and Redemptions:                    Varies*
      Transaction Fee Imposed on Reinvested Dividends:                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               x.xx%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    x.xx%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             X.XX%

     *An investor purchasing or redeeming Creation Units of Pacific VIPERs will pay to the issuing Fund a transaction fee of $x,xxx, plus an additional fee of up to $x,xxx. An investor buying or selling Pacific VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Pacific VIPERs will pay a $xx conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

 The following example is intended to help retail investors compare the cost of investing in Pacific VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Pacific VIPERs. This example assumes that Pacific VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Pacific VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $xx          $xx        $xxx        $xxx
--------------------------------------------------

 The value of a Pacific VIPERs Creation Unit as of the date of this prospectus was approximately $x.xx million. Assuming an investment of $x.xx million, payment of the standard $x,xxx transaction fee to purchase and then to redeem the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding a Pacific VIPER Creation Unit would be $xx,xxx if the Creation Unit were redeemed after one year and $xx,xxx if redeemed after three years.

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

9


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           NET ASSETS (ALL SHARE CLASSES OF VANGUARD
Distributed annually in December.     PACIFIC STOCK INDEX FUND) AS OF
                                      APRIL 30, 2003
INVESTMENT ADVISER                    $1.7 billion
The Vanguard Group, Valley Forge,
Pa.,                                  VANGUARD FUND NUMBER
since inception                       xxx

INCEPTION DATE                        CUSIP NUMBER
xx                                    xxxxxxxxx

NUMBER OF PACIFIC VIPERS              _______ TRADING SYMBOL
IN A CREATION UNIT                    xxx
50,000
--------------------------------------------------------------------------------

PROFILE--VANGUARD(R) EMERGING MARKETS VIPERS(R)

The following profile summarizes key features of Vanguard Emerging Markets VIPERs, an exchange-traded class of shares issued by Vanguard Emerging Markets Stock Index Fund.

INVESTMENT OBJECTIVE
Emerging Markets VIPERs seek to track the performance of the Select Emerging Markets Free Index.*

*The designation "Free" in the name of the Index refers to the securities that the Index tracks. Some countries restrict foreign investment in certain industries, so the Index includes only stocks that can be bought freely by a fund.

PRIMARY INVESTMENT STRATEGIES
Vanguard Emerging Markets Stock Index Fund employs a "passive management"--or indexing--investment approach by investing all, or substantially all, of its assets in the common stocks included in the Select Emerging Markets Free Index. The Select Emerging Markets Free Index includes approximately 550 common stocks of companies located in emerging markets around the world. As of April 30, 2003, the largest markets covered in the Index were South Korea, South Africa, Taiwan, Mexico, and Brazil (which made up 21%, 17%, 16%, 11%, and 11%, respectively, of the Index's market capitalization). Other countries represented in the Index include Argentina, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Peru, the Philippines, Poland, Thailand, and Turkey. MSCI administers the Select Emerging Markets Free Index exclusively for Vanguard. For more information about passive management, see "Indexing Methods" under MORE ON THE FUNDS.

PRIMARY RISKS
EMERGING MARKETS VIPERS' TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS.
-Stock market risk,  which is the chance that stock prices overall will decline.
 Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
-Country  risk,  which is the chance that  domestic  events--such  as  political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high for funds that focus on emerging markets. The Index's, and therefore Emerging Markets VIPERs', heavy exposure to South Korea, Taiwan, South Africa, Mexico, and China involves a higher degree of country risk than that of more geographically diversified international investments.
-Emerging  markets risk,  which is the chance that the emerging  markets will be substantially more volatile, and substantially less liquid, than the more developed foreign markets.
-Currency  risk,  which is the  chance  that the value of a foreign  investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.
-Investment    style   risk,   which   is   the   chance   that   returns   from
 small-capitalization foreign stocks will trail returns from other asset classes or the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
-Emerging Markets VIPERs are listed for trading on the _______ Exchange and can be sold in the secondary market at market prices. Although it is expected that the market price of an Emerging Market VIPER typically will approximate its net asset value, there may be times when the market price and the NAV vary significantly. Thus, if you sell Emerging Markets VIPERs on the secondary market, you may receive less than NAV.

11

-Although  Emerging Markets VIPERs are listed for trading on the _______,  it is possible that an active trading market may not be maintained.
-Trading of Emerging Markets VIPERs on the _______may be halted if _______ officials deem such action appropriate, if Emerging Markets VIPERs are delisted from the ______, or if the activation of marketwide "circuit breakers" halts stock trading generally.

PERFORMANCE/RISK INFORMATION
The following bar chart and table provide an indication of the risks of investing in Emerging Markets VIPERs. Because calendar-year performance information for Emerging Markets VIPERs is not yet available, the information presented in the bar chart and table reflects the performance of the Investor Shares of Vanguard Emerging Markets Stock Index Fund. (Investor Shares are offered through a separate prospectus.) Performance information for Emerging Markets VIPERs would be substantially similar, since both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two classes differ. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
                        1995 - 0.56%
                        1996 - 15.83%
                        1997 - -16.82%
                        1998 - -18.12%
                        1999 - 61.57%
                        2000 - -27.56%
                        2001 - -2.88%
                        2002 - -7.43%
      ----------------------------------------------------
      The year-to-date return as of the most recent calendar quarter, which ended June 30, 2003, was x.xx%. Return figures assume that an investor purchased shares at net asset value, and do not reflect the transaction fee imposed on purchases and redemptions of Creation Units or the commissions that investors pay their brokers to buy and sell VIPER Shares in the secondary market.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 28.32% (quarter ended December 31, 1999), and the lowest return for a quarter was -22.03% (quarter ended September 30, 2001).
 The table below shows how the Fund's average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
                                      1 YEAR        5 YEARS    SINCE INCEPTION*
-------------------------------------------------------------------------------
VANGUARD EMERGING MARKETS
 STOCK INDEX FUND
 INVESTOR SHARES
 Return Before Taxes                   -8.34%         -3.12%            -1.11%
 Return After Taxes on                 -8.78          -3.92             -1.82
  Distributions
 Return After Taxes on                 -5.01          -2.76             -1.12
  Distributions and Sale of
  Fund Shares
-------------------------------------------------------------------------------
MSCI EMERGING MARKETS FREE
 INDEX (reflects no deduction
 for fees, expenses, or taxes)         -6.00%         -4.58%            -2.80%
-------------------------------------------------------------------------------
SELECT EMERGING MARKETS FREE
 INDEX (reflects no deduction
 for fees, expenses, or
 taxes)**
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, for any fund, figures captioned Returns After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Emerging Markets VIPERs. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. Emerging Markets VIPERs have no operating history; actual operating expenses could be different.

      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Transaction Fee on Purchases and Redemptions:                    Varies*
      Transaction Fee Imposed on Reinvested Dividends:                    None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               x.xx%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    x.xx%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             X.XX%

     *An investor  purchasing or redeeming  Creation  Units of Emerging  Markets
     VIPERs will pay to the issuing Fund a transaction fee of $x,xxx, plus an additional fee of up to $x,xxx. An investor buying or selling Emerging Markets VIPERs in the secondary market will pay a commission to his or her broker in an amount established by the broker. An investor converting conventional shares into Emerging Markets VIPERs will pay a $xx conversion fee to Vanguard; in addition, the broker may impose a conversion fee of its own.

13

 The following example is intended to help retail investors compare the cost of investing in Emerging Markets VIPERs with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in Emerging Markets VIPERs. This example assumes that Emerging Markets VIPERs provide a return of 5% a year and that operating expenses match our estimates. This example does not include the brokerage commissions that retail investors will pay to buy and sell Emerging Markets VIPERs. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $xx         $xx       $xxx         $xxx
--------------------------------------------------

 The value of an Emerging Markets VIPERs Creation Unit as of the date of this prospectus was approximately $x.xx million. Assuming an investment of $x.xx million, payment of the standard $x,xxx transaction fee to purchase and then to redeem the Creation Unit, a 5% return each year, and no change in operating expenses, the total cost of holding an Emerging Markets VIPER Creation Unit would be $xx,xxx if the Creation Unit were redeemed after one year and $xx,xxx if redeemed after three years.

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           NET ASSETS (ALL SHARE CLASSES OF VANGUARD
Distributed annually in December.     EMERGING MARKETS STOCK INDEX FUND) AS OF
                                      APRIL 30, 2003
INVESTMENT ADVISER                    $1.0 billion
The Vanguard Group, Valley Forge,
Pa.,                                  VANGUARD FUND NUMBER
since inception                       xxx

INCEPTION DATE                        CUSIP NUMBER
xx                                    xxxxxxxxx

NUMBER OF EMERGING MARKETS VIPERS     _______ TRADING SYMBOL
IN A CREATION UNIT                    xxx
50,000
--------------------------------------------------------------------------------

MORE ON VIPER SHARES

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the European Stock Index, Pacific Stock Index, and Emerging Markets Stock Index Funds will invest at least 80% of their assets in the types of stocks indicated by their names. A Fund may change its 80% policy or indexing strategy only upon 60 days' advance notice to shareholders. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE


[FLAG]
VIPER SHARES ARE SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
     IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.

 To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE(R)) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1969-2002)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  69.4%    36.1%     22.0%     15.5%
Worst                -23.4     -2.9       4.0      11.0
Average               11.5     11.7      12.7      13.5
----------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2002. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or any VIPER Shares in particular.
 Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the above returns do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1993 through 2002, as measured by their respective indexes. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

15


--------------------------------------------------------------------------------
                    STOCK MARKET RETURNS FOR DIFFERENT MARKETS*
--------------------------------------------------------------------------------
          EUROPEAN             PACIFIC           EMERGING                U.S.
            MARKET              MARKET          MARKETS**              MARKET
--------------------------------------------------------------------------------
1993        29.88%              36.21%             74.84%              10.08%
1994         2.72               12.76              -7.32                1.32
1995        21.95                2.95              -0.01               37.58
1996        21.09               -8.30              15.22               22.96
1997        23.80              -25.87             -16.36               33.36
1998        28.53                2.72             -18.39               28.58
1999        15.89               56.65              60.88               21.04
2000        -8.39              -25.78             -27.94               -9.10
2001       -19.90              -25.40              -2.80              -11.89
2002       -18.38               -9.29              -7.04              -22.10
 *European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Free Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
**The inception date of the Select Emerging  Markets Free Index was May 4, 1994;
 returns shown for 1993 and 1994 are measured by the MSCI Emerging Markets Free Index.
--------------------------------------------------------------------------------


[FLAG]
EACH FUND IS SUBJECT TO COUNTRY RISK AND CURRENCY RISK. COUNTRY RISK IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKET. CURRENCY RISK IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.


SECURITY SELECTION

 Each Fund attempts to track the investment performance of a benchmark index using the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.
 EUROPEAN STOCK INDEX FUND. The Fund invests in common stocks included in the MSCI Europe Index, which is made up of approximately 530 common stocks of companies located in 16 European countries. Stocks from the United Kingdom, France, Switzerland, and Germany constituted 38%, 13%, 11%, and 9%, respectively, of the MSCI Europe Index, as of April 30, 2003. Stocks from the remaining 12 countries have much less significant market capitalization weightings in the Index and thus much less impact on the Fund's total return. The Fund's heavy exposure to just four countries involves a higher degree of country risk than that of more geographically diversified international funds. As of April 30, 2003, the Fund had a median market capitalization of $x.xx billion. Under normal conditions, the Fund will invest at least 80% and usually all or substantially all, of its assets in European stocks.
 PACIFIC STOCK INDEX FUND. The Fund invests in the common stocks included in the MSCI Pacific Index, which is made up of approximately 465 common stocks of Pacific Basin companies. Japanese stocks constituted approximately 72% and Australian stocks constituted about 19% of the MSCI Pacific Index as of April 30, 2003. Therefore, Japanese and Australian stocks represent correspondingly large components of the Pacific Stock Index Fund's assets. The Fund's large investment in the Japanese stock market involves a higher degree of country risk than that of more geographically diversified international funds. As of April 30, 2003, the Fund had a median market capitalization of $x.x billion.

 EMERGING MARKETS STOCK INDEX FUND. The Fund invests in the common stocks included in the Select Emerging Markets Free Index, which is made up of approximately 550 common stocks of companies located in emerging markets of Europe, Asia, Africa, and Latin America.
 As of April 30, 2003, 5 of the 18 countries--South Korea, South Africa, Taiwan, Brazil, and Mexico--collectively represented a majority of the Select Index, with 21%, 17%, 16%, 11%, and 11%, respectively, of the Index's market capitalization. The other twelve countries were Argentina, Chile, China, the Czech Republic, Hungary, India, Indonesia, Israel, Peru, the Philippines, Poland, Thailand, and Turkey. The Index is called "select" because it is modeled on a larger index--the MSCI Emerging Markets Free Index--but with certain adjustments designed to reduce risk. As of April 30, 2003, the Select Index excluded certain countries found in the MSCI Emerging Markets Free Index--Colombia, Jordan, Malaysia, Pakistan, Russia, Sri Lanka, and Venezuela--because of concerns about liquidity, repatriation of capital, or entry barriers in those markets.
 MSCI administers the Select Index exclusively for Vanguard and periodically adjusts the list of included countries to keep pace with evolution in world markets. Chile, India, and Peru are the newest additions (as of 2003) and bring the total number of emerging markets to 18 (such adjustments are made on a forward-looking basis, so past performance of the Select Index always reflects actual country representation during the relevant period).
 As discussed previously, emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. Additionally, the small-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stock that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets or larger-cap stocks. As of April 30, 2003, the Fund had a median market capitalization of $x.x billion. Under normal conditions, the Fund will invest at least 80%, and usually all, or substantially all, of its assets in stocks of emerging markets.
 Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

 The target indexes tracked by the Funds are broadly diversified. Similarly, the Funds that track these indexes are broadly diversified, holding stocks of many companies across many different industry sectors. It is possible that a fund's target index could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a fund tracking such an index might no longer meet the legal definition of "diversified." For this reason, the Funds are classified as "nondiversified." However, these Funds, from inception to the date of this prospectus, in actuality have been diversified, and Vanguard expects them to continue to be diversified.

SPECIAL RISKS OF EXCHANGE-TRADED SHARES

[FLAG]
VIPER SHARES ARE NOT INDIVIDUALLY REDEEMABLE. They can be redeemed with the issuing Fund at NAV only in large blocks known as Creation Units. You would incur brokerage costs in purchasing enough VIPER Shares to constitute a Creation Unit.

17

[FLAG]
 THE MARKET PRICE OF VIPER SHARES MAY DIFFER FROM NET ASSET VALUE. VIPER Shares are listed for trading on the _____ and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of a VIPER Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV vary significantly. Thus, you may pay more than NAV when buying VIPER Shares on the secondary market, and you may receive less than NAV when you sell those shares.
    The market price of VIPER Shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market makers that cover the particular security. In times of severe market disruption, the bid-asked spread can increase significantly. This means that VIPER Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest, when the price of VIPER Shares is falling fastest--and this may be the time that you most want to sell VIPER Shares.
    NOTE: Vanguard's website will show the prior day's closing NAV and closing market price for each Fund's VIPER Shares. The website also will disclose how frequently each Fund's VIPER Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

[FLAG]
AN ACTIVE TRADING MARKET MAY NOT EXIST. Although VIPER Shares are listed on the _____, it is possible that an active trading market may not be maintained.

[FLAG]
TRADING MAY BE HALTED. Trading of VIPER Shares on the _____ will be halted whenever trading in equity securities generally is halted by the activation of marketwide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of VIPER Shares also will be halted if (i) the shares are delisted from the _____ without first being listed on another exchange, or (ii) _____ officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.
    NOTE: If trading of VIPER Shares on the _____ is halted, eligible investors (see below) will still be able to purchase Creation Units of VIPER Shares directly from an issuing Fund and redeem such units with the Fund.

PURCHASING VIPER SHARES FROM AN ISSUING FUND

You can purchase VIPER Shares from an issuing Fund if you meet the following criteria and comply with the following procedures:
- Eligible Investors. To purchase VIPER Shares from a Fund, you must be an Authorized Participant or you must purchase through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund's Distributor. Most Authorized Participants are expected to be brokerage firms.

- Creation Units. You must purchase VIPER Shares in large blocks known as "Creation Units." The number of VIPER Shares in a Creation Unit is as follows:


 ------------------------------------------------------------------
                                      NUMBER OF VIPER SHARES IN A
 FUND                                        CREATION UNIT
 ------------------------------------------------------------------
 Vanguard European Stock Index Fund             50,000
 Vanguard Pacific Stock Index Fund              50,000
 Vanguard Emerging Markets Stock                50,000
  Index Fund
 ------------------------------------------------------------------

 For any particular Fund, the number of VIPER Shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares. The Funds will not issue fractional Creation Units.
-In-Kind  Creation  Basket.  To purchase VIPER Shares  directly from a Fund, you must tender to the Fund a basket of securities. Each business day, prior to the opening of trading on the _____, the Fund's adviser will make available, on the National Securities Clearing Corporation (NSCC) bulletin board, a list identifying the name and number of shares of each security to be included in that day's creation basket. Each Fund reserves the right to accept a nonconforming creation basket.
-Balancing  Amount.  In addition to the in-kind deposit of securities,  you will either pay to, or receive from, the Fund an amount of cash (the Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the securities in the creation basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Fund's adviser will publish, on a daily basis, information about the previous day's Balancing Amount. You also must pay a transaction fee, described below, in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the "Cash Component."
-Placement of Purchase Orders.  All purchase orders must be placed with Vanguard by or through an Authorized Participant. Purchase orders will be processed through a manual clearing process run by the DTC. A purchase order must be received by the Fund's Distributor prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.
-Transaction Fee on Purchase of Creation  Units.  The Funds impose a transaction fee in the amount of $x,xxx on each purchase of Creation Units. The transaction fee would be a maximum of $xx,xxx. Investors permitted to tender a nonconforming creation basket would be subject to an additional charge. The transaction fee is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units. A summary of the transaction fees is on page __.

REDEEMING VIPER SHARES WITH AN ISSUING FUND

The redemption process is essentially the reverse of the purchase process.
- Eligible Investors. To redeem VIPER Shares with a Fund, you must be an Authorized Participant or you must redeem through a broker that is an Authorized Participant.
- Creation Units. To redeem VIPER Shares with a Fund, you must tender the shares in Creation Unit-size blocks.

19

-In-Kind Redemption  Proceeds.  Redemption  proceeds will be paid in kind with a basket of securities. In most cases, the basket of securities you receive will be the same as that required of investors purchasing Creation Units on the same day. There will be times, however, when the creation and redemption baskets differ. The composition of the redemption basket will be available on the NSCC bulletin board. NOTE: Each Fund reserves the right to honor a redemption request with a nonconforming redemption basket, with the consent of the redeeming investor.
-Balancing Amount.  Depending on whether the NAV of a Creation Unit is higher or lower than the value of the redemption securities, you will either receive from or pay to the Fund a Balancing Amount in cash. If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee.
-Placement  of  Redemption  Orders.  As  with  purchases,  redemptions  will  be processed through the DTC process. A redemption order is deemed received on the date of transmittal if it is received by Vanguard prior to the close of regular trading on the New York Stock Exchange on that date, and all other procedures set forth in the Participation Agreement are followed.
-Transaction  Fee  on  Redemption  of  Creation   Units.   The  Funds  impose  a
 transaction fee on each redemption of Creation Units. The amount of the transaction fee on redemptions effected through the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see above). As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to Vanguard or a third party. The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.

----------------------------------------------------------------------------------------------------
                                         TRANSACTION FEES
----------------------------------------------------------------------------------------------------
                    TRANSACTION FEE ON        MAXIMUM ADDITIONAL         MAXIMUM ADDITIONAL VARIABLE
                    PURCHASES & REDEMPTIONS   VARIABLE CHARGE FOR CASH   CHARGE FOR CASH
 FUND               OF CREATION UNITS         PURCHASES*                 REDEMPTIONS*
----------------------------------------------------------------------------------------------------
 European VIPERS    $xxxx                     x.xx%                      x.xx%
 Pacific VIPERS     $xxxx                     x.xx%                      x.xx%
 Emerging Markets   $xxxx                     (**)                       (+)
 VIPERS
----------------------------------------------------------------------------------------------------
 * As a percentage of the amount invested
** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed x.xx% + This  percentage,  when  aggregated  with the basic  in-kind transaction fee, will not exceed x.xx%
----------------------------------------------------------------------------------------------------

PURCHASING AND SELLING VIPER SHARES ON THE SECONDARY MARKET

You can buy and sell VIPER Shares on the secondary market in the same way you buy and sell any other exchange-traded security--through a broker. In most cases, the broker will charge you a commission to execute the transaction. The price at which you buy or sell VIPER Shares (i.e., the market price) may be more or less than the net asset value of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of VIPER Shares you must buy.

CONVERSION PRIVILEGE

Owners of conventional shares (Investor Shares, Admiral(TM) Shares, or Institutional Shares) issued by Vanguard European, Pacific, or Emerging Markets Stock Index Funds may convert those shares into VIPER Shares of equivalent value of the same Fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard will impose a $xx charge on conversion transactions and reserves the right, in the future, to raise or lower the fee and to limit or terminate the conversion privilege. VIPER Shares, whether acquired through a conversion or purchased in the secondary market, cannot be converted into shares of another class of the same Fund.
 Unless you are an Authorized Participant, you must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, you must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, please contact your broker. Your broker may charge you a fee, over and above Vanguard's fee, to process a conversion request.
 Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard Fund shares through the broker). After the transfer, Vanguard's records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held at Vanguard in an account in the name of the DTC. (The DTC will keep track of which VIPER Shares belong to your broker, and your broker, in turn, will keep track of which VIPER Shares belong to you.)
 Because the DTC is unable to handle fractional shares, only whole shares will be converted. For example, if you owned 300.250 conventional shares, and this was equivalent in value to 90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth 0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. Your broker then could either (i) credit your account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (ii) redeem the 2.481 conventional shares at net asset value, in which case you would receive cash in place of those shares. If your broker chooses to redeem your conventional shares, you will realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.
     NOTE: If you convert your conventional shares to VIPER Shares through Vanguard Brokerage Services(R) (VBS(R)), all conventional shares for which you request conversion will be converted into VIPER Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will be 100% tax-free. VBS does not impose a conversion fee over and above the fee imposed by Vanguard.
 Here are some important points to keep in mind when converting conventional shares of a Vanguard Fund into VIPER Shares: n The conversion transaction is nontaxable except, as applicable, to the limited extent described above.
-The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day, although processing may take up to three business days, depending on when the conversion request is received.
-Until the conversion process is complete, you will remain fully invested in the Fund's conventional shares, and your investment will increase or decrease in value in tandem with the net asset value of those shares.

21

-During the conversion process, you will be able to liquidate all or part of your investment by instructing Vanguard or your broker (depending on who maintains records of your share ownership) to redeem your conventional shares. After the conversion process is complete, you will be able to liquidate all or part of your investment by instructing your broker to sell your VIPER Shares.

EXCHANGES NOT PERMITTED: VIPER Shares of one Fund may not be exchanged for VIPER Shares of another Fund.

PRECAUTIONARY NOTES

A PRECAUTIONARY NOTE TO RETAIL INVESTORS: The DTC or its nominee will be the registered owner of all outstanding VIPER Shares. Your ownership of VIPER Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares.
Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of VIPER Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose VIPER Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A PRECAUTIONARY NOTE TO PURCHASERS OF CREATION UNITS: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund.
 Because new VIPER Shares may be issued on an ongoing basis, a "distribution" of VIPER shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent VIPER Shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new VIPER Shares with an active selling effort involving solicitation of secondary-market demand for VIPER Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
 Dealers who are not "underwriters," but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with VIPER Shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

A PRECAUTIONARY NOTE TO INVESTMENT COMPANIES: For purposes of the Investment Company Act of 1940, VIPER Shares are issued by registered investment companies, and the acquisition of VIPER Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of that Act.

A NOTE ON UNUSUAL CIRCUMSTANCES: Vanguard funds can stop selling shares or postpone payment of redemption proceeds at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in stocks of foreign companies, each Fund may make certain other kinds of investments to achieve its objective. Each Fund may change its objective without shareholder approval. Each Fund reserves the right to substitute a different index for the index it currently tracks. This could happen if the current index were discontinued, if the Fund's agreement with the sponsor of its target index were terminated, or for any other reason determined in good faith by the Fund's board of trustees. In any such instance, the substitute index would measure the same general market as the current index.

[FLAG]
EACH FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.

 To track their target indexes as closely as possible, the Funds attempt to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Funds may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset).
 The Funds will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. In addition, each Fund's obligation under futures contracts will not exceed 20% of its total assets.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

 A  derivative  is a financial  contract  whose value is based on (or  "derived"
 from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives can carry considerable risks, particularly if used for speculation or as leveraged investments.
--------------------------------------------------------------------------------

 Each Fund may enter into forward foreign currency exchange contracts, which are types of futures contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future.

23

In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Funds' securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of April 30, 2003, the average turnover rate for passively managed foreign index funds was approximately xx%; for all foreign stock funds, the average turnover rate was approximately xxx%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

VIPER SHARES AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $600 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the adviser to the Funds through its Quantitative Equity Group. As of April 30, 2003, Vanguard served as adviser for about $xxx billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.
 For the fiscal period ended April 30, 2003, the advisory expenses of the Funds represented an effective annual rate of 0.01% or less of each Fund's average net assets.
 The Funds have authorized Vanguard to choose brokers or dealers to handle the purchase and sale of securities for the Funds, and to seek to obtain the best available price and most favorable execution from these brokers with respect to all transactions. Also, the board of trustees may direct Vanguard to use a particular broker for certain transactions in exchange for commission rebates paid to the Funds as well as brokerage or research services provided to the adviser.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISER

 The manager primarily responsible for overseeing the Funds' investments is:

 GEORGE  U.  SAUTER,  Managing  Director  of  Vanguard  and  head of  Vanguard's
 Quantitative Equity and Fixed Income Groups. He has worked in investment management since 1985 and has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987; and has had primary responsibility for Vanguard's internal fixed income policy and strategy since July 2003. Education: A.B., Dartmouth College; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

25

DIVIDEND REINVESTMENT SERVICE

Brokers may make available to their customers who own VIPER Shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional VIPER Shares of the same Fund. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

BASIC TAX POINTS

Taxable investors should be aware of the following basic tax points:
-Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional VIPER Shares.
-Distributions  declared in December--if  paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
-Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income" distributed by the Fund.
-Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned VIPER Shares.
-Capital  gains  distributions  may  vary  considerably  from  year to year as a result of the Fund's normal investment activities and cash flows.
-A sale of VIPER Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
-Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of VIPER Shares, may be subject to state and local income taxes.
-The European, Pacific, and Emerging Markets Stock Index Funds each may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of a Fund's foreign tax obligations, provided that you meet certain requirements. See your tax adviser or IRS publications for more information.
NOTE: This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about any tax consequences for you.


DAILY PRICING

The net asset value, or NAV, of each Fund's VIPER Shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class.
 Remember: If you buy or sell VIPER Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your VIPER Shares in Creation Unit blocks, or if you convert your conventional fund shares into VIPER Shares.

 When calculating the NAV of a Vanguard fund's shares, stocks held by the fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
 When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard's website will show the previous day's closing NAV and closing market price for each Fund's VIPER Shares. The previous day's closing market price also will be published in the business section of most major newspapers in the listing of securities traded on the AMEX.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in Investor Shares of each Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose reports--along with each Funds' financial statements--are included in the Funds' most recent annual reports to shareholders. The information for the six-month period ended April 30, 2003, included in the Funds' most recent semiannual report to shareholders, has not been audited by independent accountants. You may have the annual report or semiannual report sent to you without charge by contacting Vanguard.
 NOTE: This prospectus offers each Fund's VIPER Shares, not the Investor Shares. Information for the Investor Shares is shown here because each Fund's VIPER
Shares  are  new.  However,  the two  share  classes  are  invested  in the same
portfolio  of  securities  and  will  have   substantially   similar   financial
performance.

27


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 This explanation uses the European Stock Index Fund's Investor Shares as an example. The Investor Shares began the fiscal period ended April 30, 2003, with a net asset value (price) of $xx.xx per share. During the period, each Investor Share earned $x.xx from investment income (interest and dividends). There was an increase of $x.xx per share in the value of investments held or sold by the Fund, resulting in a net increase of $x.xx per share from investment operations.

 Shareholders received $x.xx per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $xx.xx, reflecting gains of $x.xx per share and distributions of $x.xx per share. This was an increase of $x.xx per share (from $xx.xx at the beginning of the period to $16.70 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was x.xx% for the period.

 As of April 30, 2003, the Investor Shares had $x.x billion in net assets. For the period, the annualized expense ratio was x.xx% ($x.xx per $1,000 of net assets), and the annualized net investment income amounted to x.xx% of average net assets. The Fund sold and replaced securities valued at x% of its net assets.
--------------------------------------------------------------------------------




EUROPEAN STOCK INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                             SIX-MONTHS       YEAR ENDED       JAN. 1 TO                      YEAR ENDED DECEMBER 31,
                                  ENDED         OCT. 31,        OCT. 31,  ---------------------------------------------------------
                        APRIL 30, 2003*             2002          2001**        2000           1999          1998         1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF    $xx.xx           $19.50          $25.99      $28.82         $25.28        $20.13       $16.57
 PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income              .xx              .39             .37        .335            .50           .41          .38
 Net Realized and Unrealized        .xx            (3.01)          (6.85)     (2.692)          3.69          5.40         3.63
 Gain (Loss) on Investments
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment              .xx            (2.62)          (6.48)     (2.357)          4.19          5.81         4.01
  Operations
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment
 Income                            (.xx)            (.44)           (.01)      (.423)          (.50)         (.52)        (.37)
 Distributions from Realized         --               --              --       (.050)          (.15)         (.14)        (.08)
 Capital Gains
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions               (.xx)            (.44)           (.01)      (.473)          (.65)         (.66)        (.45)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $xx.xx           $16.44          $19.50      $25.99         $28.82        $25.28       $20.13

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                     x.xx%          -13.81%         -24.94%      -8.18%         16.62%        28.86%       24.23%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
 (Millions)                      $x,xxx           $3,870          $4,165      $5,611         $6,106        $4,479       $2,432
 Ratio of Total Expenses to
 Average Net Assets               0.xx%++          0.33%           0.30%++     0.29%          0.29%         0.29%        0.31%
 Ratio of Net Investment
 Income to Average Net Assets     x.xx%++          2.24%           2.08%++     1.64%          1.99%         1.97%        2.19%
 Turnover Rate                       x%++            15%              3%          8%             7%            7%           3%
-----------------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The Fund's fiscal year-end  changed from December 31 to October 31,  effective
 October 31, 2001. +Total return figures do not reflect the purchase fee (0.5% from November 3, 1997, through March 31, 2000; 1.0% from 1996 through November 2, 1997); or the $10 annual account maintenance fee applied on balances under $10,000.
++Annualized.

PACIFIC STOCK INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                             SIX-MONTHS       YEAR ENDED       JAN. 1 TO              YEAR ENDED DECEMBER 31,
                                  ENDED         OCT. 31,        OCT. 31,    -------------------------------------------------------
                        APRIL 30, 2003*             2002          2001**         2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING        $x.xx            $6.79           $8.95       $12.22         $7.84         $7.72        $10.51
 OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income             .xxx             .065             .07         .077           .08          .085           .09
 Net Realized and Unrealized      (.xxx)           (.923)          (2.23)      (3.222)         4.39          .100         (2.79)
 Gain (Loss) on Investments
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment            (.xxx)           (.858)          (2.16)      (3.145)         4.47          .185         (2.70)
  Operations
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
 Investment Income                (.xxx)           (.032)             --        (.125)         (.09)        (.065)         (.09)
 Distributions from Realized
 Capital Gains                       --               --              --           --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions              (.xxx)           (.032)             --        (.125)         (.09)        (.065)         (.09)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $x.xx            $5.90           $6.79        $8.95        $12.22         $7.84        $ 7.72
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                    -x.xx%          -12.67%         -24.13%      -25.74%        57.05%         2.41%       -25.67%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
 (Millions)                      $x,xxx           $1,386          $1,389       $1,823        $2,526        $1,033          $827
 Ratio of Total Expenses to
 Average Net Assets               0.xx%++          0.40%           0.37%++      0.38%         0.37%         0.40%         0.35%
 Ratio of Net Investment
 Income to Average Net Assets     x.xx%++          1.04%           1.06%++      0.68%         0.95%         1.17%         1.03%
 Turnover Rate                       x%++            20%              2%           6%            6%            4%            8%
-----------------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The Fund's fiscal year-end  changed from December 31 to October 31,  effective
 October 31, 2001. +Total return figures do not reflect the purchase fee (0.5% from January 1, 1997, through March 31, 2000) or the $10 annual account maintenance fee applied on balances under $10,000.
 ++Annualized.

29


EMERGING MARKETS STOCK INDEX FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------------------------------------
                          SIX-MONTHS       YEAR ENDED       JAN. 1 TO                     YEAR ENDED DECEMBER 31,
                               ENDED         OCT. 31,        OCT. 31,    ----------------------------------------------------------
                     APRIL 30, 2003*             2002          2001**        2000            1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING     $x.xx            $7.28           $8.84      $12.50           $7.91         $9.98        $12.28
 OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income          .xxx              .15             .19        .141             .24           .27           .24
 Net Realized and
 Unrealized Gain (Loss) on      .xxx              .25           (1.74)     (3.583)           4.62         (2.08)        (2.31)
 Investments
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment          .xxx              .40           (1.55)     (3.442)           4.86         (1.81)        (2.07)
  Operations
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
 Investment Income             (.xxx)            (.20)           (.01)      (.218)           (.27)         (.26)         (.23)
 Distributions from               --               --              --          --              --            --            --
 Realized Capital Gains
-----------------------------------------------------------------------------------------------------------------------------------
 Total Distributions           (.xxx)            (.20)           (.01)      (.218)           (.27)         (.26)         (.23)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF        $x.xx            $7.48           $7.28       $8.84          $12.50         $7.91        $ 9.98
 PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                  x.xx%            5.27%         -17.55%     -27.56%          61.57%       -18.12%       -16.82%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period
 (Millions)                     $xxx             $841            $770        $913          $1,138          $577          $660
 Ratio of Total Expenses to
 Average Net Assets            0.xx%++          0.57%           0.60%++     0.59%           0.58%         0.61%         0.57%
 Ratio of Net Investment
 Income to Average Net Assets  x.xx%++          1.67%           2.69%++     1.51%           2.55%         2.99%         1.96%
 Turnover Rate                   xx%++            65%             23%         40%             22%           22%           19%
-----------------------------------------------------------------------------------------------------------------------------------

 *Unaudited.
**The Fund's fiscal year-end  changed from December 31 to October 31,  effective
 October 31, 2001. +Total return figures do not reflect the purchase fee (0.5% beginning April 1, 2000; 1.0% from November 3, 1997, through March 31, 2000; 1.5% from January 1, 1997, through November 2, 1997), the redemption fee (0.5% beginning April 1, 2000; 1.0% through March 31, 2000), or the $10 annual account maintenance fee applied on balances under $10,000.
 ++Annualized.
















The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Fund Express, Fund Express, Vanguard Tele-Account, Tele-Account, STAR, Explorer, VIPER, VIPERs, Vanguard Brokerage Services, VBS, and the ship logo are trademarks of The Vanguard Group, Inc. Standard & Poor's 500, and S&P 500, are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds. The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI Index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the Fund. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

AUTHORIZED PARTICIPANT
Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund's Distributor.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CREATION UNIT
A large block of a specified number of VIPER Shares. Authorized Participants may purchase and redeem VIPER Shares from the fund only in Creation Unit-size aggregations.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

VIPER SHARES
Vanguard   Index   Participation   Equity   Receipts,   which  are  a  class  of
exchange-traded shares issued by certain Vanguard mutual funds. VIPER Shares can be bought and sold continuously throughout the day at market prices.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[Vanguard Ship Logo]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard International VIPERs, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI for the issuing Funds provides more detailed information about the Funds' VIPER Shares.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the VIPER Shares, please contact us as follows:

THE VANGUARD GROUP
INSTITUTIONAL INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-866-499-8473

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the issuing Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act
file number: 811-5972

(C) 2003 The Vanguard Group, Inc.
All rights reserved. Patent Pending.
Vanguard Marketing Corporation,
Distributor.

Pxxx 102003

                             SUBJECT TO COMPLETION
                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                               DATED JULY 31, 2003

INFORMATION CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT FOR VANGUARD INTERNATIONAL VIPER SHARES HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE.
     SHARES OF VANGUARD INTERNATIONAL VIPER SHARES MAY NOT BE SOLD, NOR MAY OFFERS TO BUY BE ACCEPTED, PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
     THE OFFERING OF THESE SHARES IS CONTINGENT UPON THE SEC'S APPROVAL OF AN EXEMPTIVE ORDER, WHICH MAY OR MAY NOT BE GRANTED.

                                     PART B

                 VANGUARD(R) INTERNATIONAL EQUITY INDEX FUNDS
                                   (THE TRUST)


                       STATEMENT OF ADDITIONAL INFORMATION
                                  October 14, 2003




     This Statement is not a prospectus, but should be read in conjunction with the Trust's current Prospectuses (dated October 14, 2003). To obtain, without charge, a Prospectus or the most recent Annual Report to Shareholders, which contains the Funds' Financial Statements as hereby incorporated by reference, please call:



                         INVESTOR INFORMATION DEPARTMENT


                              1-800-662-7447 (SHIP)


                                TABLE OF CONTENTS


                                                                PAGE
DESCRIPTION OF THE TRUST.........................................B-.
INVESTMENT POLICIES..............................................B-.
INVESTMENT LIMITATIONS...........................................B-.
SHARE PRICE......................................................B-.
PURCHASE OF SHARES...............................................B-.
REDEMPTION OF SHARES.............................................B-.
MANAGEMENT OF THE FUNDS..........................................B-.
INVESTMENT ADVISORY SERVICES.....................................B-.
PORTFOLIO TRANSACTIONS...........................................B-.
TOTAL RETURN.....................................................B-.
FINANCIAL STATEMENTS.............................................B-.
INFORMATION ABOUT THE VIPER SHARE CLASS..........................B-.
COMPARATIVE INDEXES..............................................B-.
LEGAL DISCLAIMERS................................................B-.




                            DESCRIPTION OF THE TRUST


ORGANIZATION


  The Trust was organized as a Maryland corporation in 1989, and was reorganized as a Delaware statutory trust in July 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard International Equity Index Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, non-diversified management investment company. It currently offers the following funds and classes of shares:



                                                SHARE CLASSES
                                                -------------


     FUND                       INVESTOR  ADMIRAL  INSTITUTIONAL    VIPERS(R)
--------------------------------------------------------------------------------
     Vanguard(R) European       Yes       Yes         Yes           Yes
     Stock Index Fund
     Vanguard(R) Pacific        Yes       Yes         Yes           Yes
     Stock Index Fund
     Vanguard(R) Emerging       Yes       No          Yes           Yes
     Markets Stock Index Fund
--------------------------------------------------------------------------------
                 (individually, a Fund; collectively, the Funds)
--------------------------------------------------------------------------------



  The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each fund or share class may issue.

SERVICE PROVIDERS


  CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as the Funds' custodian. The custodian is responsible for maintaining each Fund's assets and keeping all necessary accounts and records of Fund assets.


  INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, serves as the Funds' independent accountants. The accountants audit annual financial statements for the Funds and provide other related services.


  TRANSFER  AND   DIVIDEND-PAYING   AGENT.   The  Funds'   transfer   agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.


CHARACTERISTICS OF THE FUNDS' SHARES


  RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of each Fund's shares, other than the possible future termination of a Fund. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.


  SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a fund shareholder will not be personally liable for payment of the fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a fund obligation only if the fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


  DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.


  VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment of the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or Fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon written request of shareholders representing 10% or more of a fund's net assets, and to change any fundamental policy of the fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of a Fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.


  LIQUIDATION RIGHTS. In the event a Fund is liquidated, shareholders of that Fund will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to that class.


  PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of each Fund.



  CONVERSION RIGHTS. Shareholders of a Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. For additional information about the conversion rights applicable to VIPER(R) Shares, please see "Information about the VIPER Share Class."



  REDEMPTION PROVISIONS. The Funds' redemption provisions are described in their current prospectuses and elsewhere in this Statement of Additional Information.


  SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


  CALLS OR ASSESSMENTS. Each Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS


  Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


  Each Fund may invest in passive foreign investment companies (PFICs). A PFIC is a foreign corporation whose majority of income (75% or more) is passive or whose assets (50% or more) produce passive income. Capital gains on the sale of such investments will be deemed ordinary income regardless of how long the Fund held them. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from the investments, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat these investments as sold on the last day of the Fund's fiscal year and mark to market the gains (or losses, to the extent of previously recognized gains) and recognize ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.


                               INVESTMENT POLICIES


  The following policies supplement the investment policies set forth in the Funds' Prospectuses.


  BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptive orders, no-action letters, interpretations, and other pronouncements by the Securities and Exchange Commission and its staff (SEC), and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund. These transactions can include entering into reverse repurchase agreements, engaging in mortgage dollar roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm commitment agreements and standby commitment agreements, engaging in when-issued, delayed delivery or forward commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below.) A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) "covers" the borrowing transaction by maintaining an offsetting financial position or (2) segregates liquid assets (with such liquidity determined by the adviser in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction. A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.


 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.


 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.


 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.


 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possible greater than, those associated with traditional convertible securities.


 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward agreements (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below) and other financial instruments. Some derivatives, such futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-- counter (OTC) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. There is no assurance that any derivatives strategy used by a fund's adviser will succeed.


 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the derivative contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices or other financial or economic factors in establishing derivative positions for the fund. If the adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 EXCHANGE-TRADED  FUNDS.  A fund may purchase  shares of  exchange-traded  funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.


 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.



 FUNDS MAY  REPURCHASE  VIPER SHARES.    Any Fund that issues  VIPER Shares may
repurchase those shares on the open market at the current market price if doing so would be advantageous for the Fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the Fund to more closely track its index than alternative investments, or some combination of the three. A Fund that repurchases its VIPER Shares may lend those shares to qualified institutional borrowers as part of the Fund's securities lending activities discussed on page ..



 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments ('depositary receipts) for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in U.S. companies or governments.


 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an adviser will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a funds' foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.


 The value of the foreign securities held by a fund may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.



 FOREIGN SECURITIES--FOREIGN CURRENCY TRANSACTIONS. The value of a fund's foreign securities as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. In an index fund, the intent is to maintain exposure to foreign currencies to the same extent that the fund's assets are held in securities denominated in those currencies. A fund may enter into foreign currency contracts when it trades foreign stocks in order to avoid any gain or loss on the currency during the settlement period. A fund also may enter into foreign currency transactions to provide the appropriate currency exposure to offset an amount related to an open futures contract. A fund will not speculate in foreign currency exchange.



 A fund may conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the adviser reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the adviser reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.


 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the adviser reasonably believes generally tracks the currency being hedged with regard to price movements). The adviser may select the tracking (or substitute) currency rather than the currency in which the security is denominated in order to take advantage of pricing or other opportunities presented by the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.


 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


 The forecasting of short-term currency market movement is extremely difficult, and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.


 FOREIGN SECURITIES--EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism) more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


 FOREIGN SECURITIES--FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.


 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." Because the exchange of initial and variation margin payments prior to the settlement date will not represent payment in full for a futures contract, a fund's futures transactions can be considered borrowing transactions. A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 An option on a futures contract (or "futures option") conveys the right, but not the obligation, to purchase (in the case of a "call" option) or sell (in the case of a "put" option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. Because the exchange of initial and variation margin payments prior to the expiration date of the option will not represent payment in full for a futures option, a fund's put and call option transactions can be considered borrowing transactions. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Each fund intends to comply with the Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund avoids being deemed a "commodity pool" or a "commodity pool operator" by limiting its use of futures contracts and futures options to "bona fide hedging" transactions (as defined by the CFTC) and by limiting the maximum amount or value of those futures and options transactions that do not constitute bona fide hedging transactions. A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.


 A fund bears the risk that its adviser will incorrectly predict future market trends. If the adviser attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 INTERFUND BORROWING AND LENDING. The SEC has issued an exemptive order permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.


 OPTIONS. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a premium, the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


 The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option may be considered a borrowing transaction. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its adviser will not accurately predict future market trends. If the adviser attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the adviser), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.


 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the board of trustees will monitor a fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts, and certain other derivatives (including certain swap agreements), fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, municipal lease obligations commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (1933
Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities-meaning that they could be difficult for a fund to convert to cash if needed. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's adviser monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase  agreement  may be  considered  a  borrowing  transaction.  A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.


 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities loaned, (2) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered in making decisions with respect to the lending of securities, subject to review by the board of trustees, and a fund may pay such fees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.


 SWAP  AGREEMENTS.  A  swap  agreement  is  an  agreement  between  two  parties
(counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.


 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its adviser will not accurately forecast future market trends or the values of assets, reference rates, indices or other economic factors in establishing swap positions for the fund. If the adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS--FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.


 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.


 TAX MATTERS--FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.


 TAX MATTERS--FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and
(4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.


 WARRANTS. Warrants are instruments which give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS. When-issued, delayed delivery, and forward commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed delivery, and forward commitment transactions may be considered to constitute borrowing transactions. When-issued, delayed delivery, and forward commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


     INVESTMENT POLICY RELATING TO THE SALE OF VANGUARD EUROPEAN AND EMERGING MARKETS STOCK INDEX FUNDS IN JAPAN. Each Fund may not borrow money, except for temporary purposes in an amount not exceeding 10% of the Fund's net assets. Each Fund may borrow money through banks or Vanguard's interfund lending program only and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.



                             INVESTMENT LIMITATIONS


  Some of the investment policies described below and in the Funds' prospectuses set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.


  Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means the lesser of: (i) shares representing 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net assets.


  ASSESSABLE SECURITIES. Each Fund may not invest in assessable securities or securities involving unlimited liability on the part of the holders thereof.


  BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. Each Fund may borrow money through banks, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. Each Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.


  COMMODITIES. Each Fund may not invest in commodities, except that each Fund may invest in stock futures contracts, stock options, and options on stock futures contracts. Under normal circumstances, no more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.


  DIVERSIFICATION. Each Fund will limit the aggregate value of all holdings (except U.S. Government and cash items, as defined under subchapter M of the Internal Revenue Code (the Code)), each of which exceeds 5% of the Fund's total assets, to an aggregate of 50% of such assets. Additionally, the Fund will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund's total assets.


  ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

  INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.


  INVESTING FOR CONTROL. Each Fund may not invest in a company for the purpose of controlling its management.


  LOANS. Fund may not lend money to any person except by purchasing fixed income
securities,   entering  into  repurchase   agreements,   lending  its  portfolio
securities, or through Vanguard's interfund lending program.


  MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Funds' investment policies relating to commodities.


  OIL, GAS, MINERALS. Each Fund may not invest in oil, gas, or other mineral exploration or development programs.


  PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


  REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.


  SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


  UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.


  None of these limitations prevents a Fund from participating in The Vanguard Group (Vanguard). Because each Fund is a member of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See Management of the Funds for more information.


  The investment limitations set forth above are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.


                                   SHARE PRICE


  Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.


  The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although the Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.


                               PURCHASE OF SHARES


  Each Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments as well as redemption fees for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.


                              REDEMPTION OF SHARES


  Each Fund may suspend  redemption  privileges  or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.


  Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. This election does not apply to a Fund's VIPER shares.


  There is a 0.5% redemption fee charged for redemptions from the Emerging Markets Stock Index Fund's Investor and Institutional Shares. For each Fund's Investor, Admiral, and Institutional Shares, a redemption fee of

2% of the value of shares redeemed will be deducted from the redemption proceeds for shares purchased on or after June 27, 2003, and held for less than two months. The redemption fee is paid to the Fund to reimburse the Fund for transaction costs it incurs while liquidating securities in order to meet fund redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.


  We will always redeem your oldest shares first. In addition, in the event that you transfer your shares to a different account registration, the shares will retain their redemption fee status. If you transfer less than 100% of your account, we will carry over the redemtion fee status of your shares on a proportionate basis.


  For example, assume that John and Mary Doe hold 200 Fund shares in a jointly registered account, with 150 shares (75% of the total shares) currently subject to the redemption fee, and 50 shares (25% of the total shares) currently exempt from the redemption fee. If the Does transfer 50 of their 200 shares to an account regitered in one of their individual names, 25% of the transferred shares (or, 12.5 shares) will be exempt from the redemption fee, and 75% of the transferred shares (or 37.5 shares) will continue to be subject to the redemtion fee. Follwoing the share transfer, the jointly registered account will hold 150 shares, with 25% of those shares (or, 37.5 shares) exempt from the redemption fee, and 75% of those shares (or, 112.5 shares) still subject to the redemption fee. This same procedure would apply if, rather than transferring shares to a different account registration, the Does were to convert a portion of their shares to a different share class.


  All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration or converted to a different share class.


  The redemption fee may be waived, in Vanguard's sole discretion, for certain categories of redemptions that do not raise short-term trading concerns. These categories include, but are not limited to, the following:

- Redemptions due to death of a shareholder;

- Redemptions within certain institutional retirement or benefit plans for which Vanguard provides specialized recordkeeping or support services;

- Redemptions due to required minimum distributions from an IRA or other retirement plan for which Vanguard serves as the trustee or custodian; and

- Redemptions within certain Vanguard advisory programs.

- Redemptions as part of a payment stream within certain annuity programs for which Vanguard provides specialized market or support services; and

- Redemptions within certain pension plans as required by law or regulatory authorities.


INVESTING WITH VANGUARD THROUGH OTHER FIRMS


  The Funds have authorized certain agents to accept on their behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. A customer order that is properly transmitted to a Fund by an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the agent.


                             MANAGEMENT OF THE FUNDS


THE VANGUARD GROUP


  Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds.


  Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.


  The Funds' officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the funds.


  Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but places substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons of the funds receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.


  Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. The Amended and Restated Funds' Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard as contributions to Vanguard's capitalization. At October 31, 2002, the Funds had contributed capital of $1,319,000 to Vanguard, representing 0.02% of each Fund's net assets and 1.32% of Vanguard's capitalization.


  MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties.


  DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees review and approve the amount to be spent annually on distribution activities, and the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.


  One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon relative net assets. The remaining one half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group; provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets. Expenses paid to Vanguard for marketing and distribution activities will be allocated to the class of shares of each Fund on behalf of which the expenses were incurred by making such allocations to each share class as if each such class were a separate Vanguard fund. Expenses associated with Vanguard's provision of shareholder account services will be allocated to each share class on the basis of the amount incurred by each share class.


  During the fiscal year ended December 31, 2000, the fiscal period January 1 to October 31, 2001, and the fiscal year ended October 31, 2002, the Funds incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses.


                                   FISCAL YEAR                    FISCAL YEAR
                                         ENDED        JAN. 1 TO         ENDED
    FUND                          DEC. 31, 2000   OCT. 31, 2001  OCT. 31, 2002
--------------------------------------------------------------------------------
    European Stock Index Fund       $13,960,000    $10,409,000    $12,377,000
    Pacific Stock Index Fund          7,526,000      4,640,000      5,071,000
    Emerging Markets Stock Index      3,898,000      2,998,000      3,160,000
    Fund

                          INVESTMENT ADVISORY SERVICES

  Investment advisory services to the Funds are provided on an "internalized," at-cost basis from an experienced investment management staff employed directly by Vanguard. During the fiscal year ended December 31, 2000, the fiscal period January 1 to October 31, 2001, and the fiscal year ended October 31, 2002, the Funds incurred expenses for investment advisory services of approximately the following amounts:


                                   FISCAL YEAR                    FISCAL YEAR
                                         ENDED        JAN. 1 TO         ENDED
    FUND                          DEC. 31, 2000   OCT. 31, 2001  OCT. 31, 2002
--------------------------------------------------------------------------------
    European Stock Index Fund           $46,000        $43,000        $99,000
    Pacific Stock Index Fund             43,000         43,000         99,000
    Emerging Markets Stock Index         46,000         42,000         99,000
    Fund


BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENTS



  Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. In addition, the board considers annually whether each Fund and its shareholders continue to benefit from the internalized management structure whereby the Fund receives investment management services at cost from Vanguard's Quantitative Equity Group. Vanguard provides the board with monthly, quarterly, and annual analyses of the Quantitative Equity Group's performance. In addition, Vanguard provides the board with quarterly self-evaluations and certain other information the board deems important to evaluating the short- and long-term performance of each Fund's internalized management. Each Fund's portfolio manager meets with the board periodically to discuss the management and performance of the Fund.



  When considering whether to continue the internalized management structure of each Fund, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the services provided, as well as other material facts, such as the investment performance of the Fund's assets and the fair market value of the services provided. The board also considers information detailing Vanguard's control of the investment expenses of each Fund, such as transaction costs, including ways in which portfolio transactions for the Funds are conducted and brokers are selected.



  The board also reviews the investment performance of each Fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds. The following table reflects a sample of the most recent data for each Fund (information about the Funds' Admiral Shares and Institutional Shares may be found elsewhere in the Statement of Additional Information):

----------------------------------------------------------------------------------------------------------------

                                                                                                  Advisory Fees
                                                                                                Expressed as an
                                                                                               Annual Effective
                                       Average Annual Returns (Before Taxes)*                       Rate of the
                                         for Periods Ended October 31, 2002        Expense       Fund's Average
                                     One-Year       Five-Years      Ten-Years        Ratio           Net Assets
----------------------------------------------------------------------------------------------------------------
EUROPEAN STOCK INDEX FUND                                                                             Less than
 INVESTOR SHARES                      -13.81%           -1.28%          8.24%        0.33%                0.01%
 Average European Region Fund**       -13.28            -1.56           6.82         1.85                 0.69
 MSCI Europe Index                    -13.88            -1.47           8.22         None                 None
PACIFIC STOCK INDEX FUND                                                                              Less than
 INVESTOR SHARES                      -12.67%           -6.50%         -1.50%        0.40%                0.01%
 Average Pacific Region Fund**        -13.05            -5.63           0.68         2.23                 0.74
 MSCI Pacific Index                   -11.54            -6.28          -1.39         None                 None
EMERGING MARKETS STOCK INDEX FUND                                                                     Less than
 INVESTOR SHARES+                       4.23%           -3.81%         -1.54%++      0.57%                0.01%
 Average Emerging Markets Fund**        7.24            -5.69          -2.05++       2.14                 0.98
 MSCI Emerging Markets Free Index       8.44            -5.45          -1.16++       None                 None
 Select Emerging Markets Free Index***  5.79            -3.69          -2.21++       None                 None
----------------------------------------------------------------------------------------------------------------

 *The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
 **Data provided by Lipper Inc.
***Consists of stocks that can be bought free of restrictions in 18 emerging markets of Europe, Asia, Africa, and latin America (95%). The index is administered exclusively for Vanguard by MSCI.
 +Performance figures for the Emerging Markets Stock Index Fund are adjusted for the 0.5% transaction fee on purchases and redemptions.
 ++Average annual total returns are from May 4, 1994--the inception date of the Emerging Markets Stock Index Fund's Investor Shares--through October 31, 2002.



  Based upon its most recent evaluation of each Fund's investment staff, the portfolio management process, the short- and long-term performance results, and the at-cost internalized management arrangements for each Fund, the board determined that it would be in the best interests of each Fund's shareholders to continue its internalized management arrangements.


OFFICERS AND TRUSTEES


  The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.


  The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         NUMBER OF
                                                                                                                         VANGUARD
                                                                                                                           FUNDS
                                   POSITION(S)                                                                          OVERSEEN BY
                                   HELD WITH              TRUSTEE/            PRINCIPAL OCCUPATION(S) DURING              TRUSTEE/
NAME, YEAR OF BIRTH                  FUND              OFFICER SINCE              THE PAST FIVE YEARS                     OFFICER
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

John J. Brennan*               Chairman of the            May  1987          Chairman of the Board, Chief Executive             112
(1954)                         Board, Chief                                  Officer, and Director(Trustee) of The
                               Executive Officer                             Vanguard Group, Inc. and each of the
                               and Trustee                                   investment companies served by The
                                                                             Vanguard Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis               Trustee                  January  2001        The Partners of '63 (probono ventures in           112
(1937)                                                                       education); Senior Advisor to Greenwich
                                                                             Associates (international business strategy
                                                                             consulting); Successor Trustee of Yale
                                                                             University; Overseer of the Stern School of
                                                                             Business at New York University; Trustee of
                                                                             the Whitehead Institute for Biomedical
                                                                             Research.
------------------------------------------------------------------------------------------------------------------------------------

Rajiv L. Gupta                 Trustee                  December  2001       Chairman and Chief Executive Officer               112
(1945)                                                                       (since October, 1999), Vice Chairman
                                                                             (January-September 1999),and Vice
                                                                             President (prior to September, 1999) of
                                                                             Rohm and Haas Co.(chemicals); Director
                                                                             of Technitrol, Inc. (electronic components)
                                                                             and AgereSystems (communication
                                                                             components); Board Member of
                                                                             American Chemistry Council; Trustee of
                                                                             Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JoAnn Heffernan Heisen         Trustee                    July  1998         Vice President, Chief Information Officer, and     112
(1950)                                                                       Member of the Executive Committee of
                                                                             Johnson & Johnson (pharmaceuticals/
                                                                             consumer products); Director of the Medical
                                                                             Center at Princeton and Women's Research
                                                                             and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
Burton G. Malkiel              Trustee                    May  1977          Chemical Bank Chairman's Professor of              110
(1932)                                                                       Economics, Princeton University; Director of
                                                                             Vanguard Investment Series plc (Irish investment
                                                                             fund) since November, 2001, Vanguard Group
                                                                             (Ireland) Limited (Irish investment
                                                                             management firm) since November, 2001,
                                                                             Prudential Insurance Co. of America, BKF
                                                                             Capital (investment management), The Jeffrey
                                                                             Co. (holding company), and NeuVis, Inc.
                                                                             (software company).
------------------------------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr.          Trustee                  January  1993        Chairman, President, Chief Executive               112
(1941)                                                                       Officer, and Director of NACCO Industries,
                                                                             Inc. (forklifttrucks/housewares/lignite);
                                                                             Director of Goodrich Corporation.
                                                                             (industrialproducts/aircraft systems and
                                                                             services). Director of the Standard
                                                                             Products Company (supplier for
                                                                             automotive industry) until1998.
------------------------------------------------------------------------------------------------------------------------------------
*Officers of the Fund are "Interested persons" as defined in the 1940 Act.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         NUMBER OF
                                                                                                                         VANGUARD
                                                                                                                           FUNDS
                                   POSITION(S)                                                                          OVERSEEN BY
                                   HELD WITH              TRUSTEE/            PRINCIPAL OCCUPATION(S) DURING              TRUSTEE/
NAME, YEAR OF BIRTH                  FUND              OFFICER SINCE              THE PAST FIVE YEARS                     OFFICER
------------------------------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson             Trustee                   April  1985         Retired Chairman and Chief Executive               112
(1936)                                                                       Officer of Rohm and Haas Co. (chemicals);
                                                                             Director of Cummins Inc. (diesel engines),
                                                                             The MeadWestvaco Corp. (paper products), and
                                                                             AmerisourceBergen Corp. (pharmaceutical
                                                                             distribution); Trustee of Vanderbilt
                                                                             University.
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
R. Gregory Barton*             Secretary                  June  2001         Managing Director and General Counsel              112
(1951)                                                                       of The Vanguard Group, Inc. (since
                                                                             September, 1997); Secretary of The
                                                                             Vanguard Group, Inc. and of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since June, 2001);
                                                                             Principal of The Vanguard Group, Inc.
                                                                             (prior to September, 1997).
------------------------------------------------------------------------------------------------------------------------------------

Thomas J. Higgins*             Treasurer                  July  1998         Principal of The Vanguard Group, Inc.;             112
(1957)                                                                       Treasurer of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since July, 1998).
------------------------------------------------------------------------------------------------------------------------------------


  Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $275,000 during 2001 and 2002. Vanguard's subscription rates are similar to those of other subscribers.


  Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Funds and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by the Funds and The Vanguard Group, Inc., for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meeting during the Funds' last fiscal year.

- Nominating Committee: This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc., and the board of trustees of the Funds (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meeting during the Funds' last fiscal year.


  The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.


TRUSTEES' OWNERSHIP OF FUND SHARES


  All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Funds and of all Vanguard funds served by the trustee as of December 31, 2002. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund.


                   VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

                                                                 DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
NAME OF FUND                             NAME OF TRUSTEE           FUND SHARES       VANGUARD FUND SHARES
                                                                 OWNED BY TRUSTEE      OWNED BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
EUROPEAN STOCK INDEX FUND                John J. Brennan          Over $100,000          Over $100,000
                                         Charles D. Ellis              None              Over $100,000
                                         Rajiv L. Gupta                None              Over $100,000
                                         JoAnn Heffernan Heisen        None              Over $100,000
                                         Burton G. Malkiel        Over $100,000          Over $100,000
                                         Alfred M. Rankin, Jr.         None              Over $100,000
                                         J. Lawrence Wilson       Over $100,000          Over $100,000


PACIFIC STOCK INDEX FUND                 John J. Brennan          Over $100,000          Over $100,000
                                         Charles D. Ellis              None              Over $100,000
                                         Rajiv L. Gupta                None              Over $100,000
                                         JoAnn Heffernan Heisen        None              Over $100,000
                                         Burton G. Malkiel       $10,001-$50,000         Over $100,000
                                         Alfred M. Rankin, Jr.         None              Over $100,000
                                         J. Lawrence Wilson            None              Over $100,000


EMERGING MARKETS STOCK INDEX FUND        John J. Brennan          Over $100,000          Over $100,000
                                         Charles D. Ellis              None              Over $100,000
                                         Rajiv L. Gupta                None              Over $100,000
                                         JoAnn Heffernan Heisen        None              Over $100,000
                                         Burton G. Malkiel             None              Over $100,000
                                         Alfred M. Rankin, Jr.         None              Over $100,000
                                         J. Lawrence Wilson       Over $100,000          Over $100,000



TRUSTEE COMPENSATION


  The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table appearing on pages B-21), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.


  INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the funds--in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

  "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.


  COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


                   VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
                               COMPENSATION TABLE


                                               PENSION OR RETIREMENT
                               AGGREGATE          BENEFITS ACCRUED         ACCRUED ANNUAL          TOTAL COMPENSATION
                           COMPENSATION FROM      AS PART OF THESE      RETIREMENT BENEFITS         FROM ALL VANGUARD
TRUSTEE                     THESE FUNDS(1)       FUNDS' EXPENSES(1)    AT JANUARY 1, 2002(2)     FUNDS PAID TO TRUSTEES(3)
-------------------------------------------------------------------------------------------------------------------------------
John J. Brennan.                     None                    None                     None                         None
Charles D. Ellis                   $1,402                    None                     None                     $108,000
Rajiv L. Gupta(4)                   1,168                    None                     None                      108,000
JoAnn Heffernan Heisen              1,402                     $28                   $2,992                      108,000
Bruce K. MacLaury(5)                  375                      21                    2,992                         None
Burton G. Malkiel                   1,408                     106                    9,799                      108,000
Alfred M. Rankin, Jr.               1,402                      54                    5,000                      108,000
James O. Welch, Jr.(5)                338                      27                    5,000                         None
J. Lawrence Wilson                  1,597                      78                    7,226                     $123,000

---------
(1)The amounts shown in this column are based on the Funds' fiscal year ended October 31, 2002.
(2)Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3)The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 112 Vanguard funds (110 in the case of Mr. Malkiel and 90 in the case of Mr. Gupta) for the 2002 calendar year.
(4) Mr. Gupta joined the Funds' board, effective December 31, 2001.
(5)Mr.MacLaury and Mr. Welch retired from the Funds' board, effective December 31, 2001.


                             PORTFOLIO TRANSACTIONS


  In placing portfolio transactions, each Fund uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in addition to execution services to the Funds.


  During the fiscal year ended December 31, 2000, the fiscal period January 1 to October 31, 2001, and the fiscal year ended October 31, 2002, the Funds paid the following approximate amounts in brokerage commissions.


                                   FISCAL YEAR                    FISCAL YEAR
                                         ENDED       JAN. 1 TO          ENDED
    FUND                         DEC. 31, 2000   OCT. 31, 2001  OCT. 31, 2002
--------------------------------------------------------------------------------
    European Stock Index Fund        $2,259,000     $1,837,000     $4,762,000
    Pacific Stock Index Fund            455,000        237,000        908,000
    Emerging Markets Stock Index      2,710,000      1,541,000      3,519,000
    Fund

                                  TOTAL RETURN



  The Funds' average annual total return (both before and after taxes) for the one-, five-, and ten-year periods, or since inception, ended April 30, 2003, are set forth below:

                               1 YEAR ENDED       5 YEARS ENDED   10 YEARS ENDED
FUND                             4/30/2002          4/30/2002*      4/30/2002**
--------------------------------------------------------------------------------
EUROPEAN STOCK INDEX FUND
INVESTOR SHARES+
 Return Before Taxes                x.xx%           x.xx%           x.xx%
 Return After Taxes on              x.xx            x.xx            x.xx
Distributions
 Return After Taxes on              x.xx            x.xx            x.xx
Distributions and Sale of Fund
Shares
EUROPEAN STOCK INDEX FUND
ADMIRAL SHARES
 Return Before Taxes                x.xx%           x.xx%            N/A
EUROPEAN STOCK INDEX FUND
INSTITUTIONAL SHARES
 Return Before Taxes                x.xx%           x.xx             N/A
PACIFIC STOCK INDEX FUND
INVESTOR SHARES+
 Return Before Taxes                x.xx%           x.xx%           x.xx%
 Return After Taxes on              x.xx            x.xx            x.xx
Distributions
 Return After Taxes on              x.xx            x.xx            x.xx
Distributions and Sale of Fund
Shares
PACIFIC STOCK INDEX FUND
ADMIRAL SHARES
 Return Before Taxes                x.xx%          x.xx%             N/A
PACIFIC STOCK INDEX FUND
INSTITUTIONAL SHARES
 Return Before Taxes                x.xx%           x.xx%            N/A
EMERGING MARKETS STOCK INDEX
FUND INVESTOR SHARES++
 Return Before Taxes                x.xx%           x.xx%           x.xx%
 Return After Taxes on              x.xx            x.xx            x.xx
Distributions
 Return After Taxes on              x.xx            x.xx            x.xx
Distributions and Sale of Fund
Shares
EMERGING MARKETS STOCK INDEX
FUND INSTITUTIONAL SHARES++
 Return Before Taxes                x.xx%          x.xx%             NA
--------------------------------------------------------------------------------

 *Average annual total returns are from August 13, 2001, the inception date of the European Stock Index and Pacific Stock Index Funds' Admiral Shares; May 15, 2000, the inception date of the European and Pacific Stock Index Funds' Institutional Shares; and June 22, 2000, the inception date of the Emerging Markets Stock Index Fund's Institutional Shares, through April 30, 2003.
**Average  annual total returns are from May 4, 1994--the  inception date of the
 Emerging Markets Stock Index Fund's Investor Shares--through April 30, 2003. +Return figures do not reflect the annual account maintenance fee imposed on accounts with balances of less than $10,000, or the transaction fee imposed on purchases prior to April 1, 2000.
++Return  figures do not reflect the annual account  maintenance  fee imposed on accounts with balances of less than $10,000, but do reflect the 0.5% transaction fee imposed on purchases and redemptions. ++Return figures reflect the 0.5% transaction fee imposed on purchases and redemptions.



AVERAGE ANNUAL TOTAL RETURN


  Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)


  Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              T = (ERV/P)/1/n/ - 1

  Where:

          T =average annual total return P =a hypothetical initial investment of $1,000 n =number of years ERV =ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fractional portion thereof)
Instructions:

1.Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2.Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3.Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4.Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)


  We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                            T = (ATV\\D\\/P)/1/n/ - 1

  Where:

          T   =average annual total return (after taxes on
               distributions)
          P =a hypothetical initial investment of $1,000 n =number of years ATV\\D\\ =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption
Instructions:

1.Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2.Assume  all   distributions   by  the   fund--less   the  taxes  due  on  such
  distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3.Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.

  Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4.Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5.Determine  the ending  value by assuming a complete  redemption  at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms
  disclosed  in  the   prospectus.   Assume  that  the  redemption  has  no  tax
  consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                           T = (ATV\\DR\\/P)/1/n/ - 1

  Where:

          T   =average annual total return (after taxes on
               distributions and redemption)
          P =a hypothetical initial investment of $1,000 n =number of years ATV\\DR\\ =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

Instructions:

1.Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2.Assume  all   distributions   by  the   fund--less   the  taxes  due  on  such
  distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3.Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4.Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5.Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6.Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

  (a)
     Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).

  (b)
     The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

  (c)
     The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

  (d)Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.


CUMULATIVE TOTAL RETURN


  Cumulative  total return is the  cumulative  rate of return on a  hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

  Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC YIELDS


  Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((a-b)/cd+1)/6/ - 1]

  Where:

          a =dividends and interest earned during the period b =expenses accrued for the period (net of reimbursements) c =the average daily number of shares outstanding during the period that were entitled to receive dividends d =the maximum offering price per share on the last day of the period

                              FINANCIAL STATEMENTS


  The Funds' Financial Statements for the fiscal year ended October 31, 2002, appearing in the Funds' 2002 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Funds' 2002 Annual Report to Shareholders which may be obtained without charge.



                     INFORMATION ABOUT THE VIPER SHARE CLASS

  Each Fund offers and issues an exchange-traded class of shares called VIPER Shares. Each Fund issues VIPER Shares in large blocks, known as "Creation Units." To purchase or redeem a Creation Unit, you must be an Authorized
Participant or you must do so through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds' Distributor.


 Each Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of--or soon to be part of--its target index (Deposit Securities). Each Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of the Fund's portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.


EXCHANGE LISTING AND TRADING


  European VIPERs, Pacific VIPERs, and Emerging Markets VIPERs have been approved for listing on the [ ] and will trade on the [ ] at market prices that may differ from net asset value.


 There can be no assurance that, in the future, VIPER Shares will continue to meet all of the [ ]'s listing requirements. The [ ] may, but is not required to, delist a Fund's VIPER Shares from listing if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the VIPER Shares for 30 or more consecutive trading days;
(2) the value of the target index tracked by the Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the [ ], makes further dealings on the [ ] inadvisable. The [ ] will also delist a Fund's VIPER Shares upon termination of the VIPER Share class.


 As with any stock traded on an exchange, purchases and sales of VIPER Shares will be subject to usual and customary brokerage commissions.


CONVERSIONS AND EXCHANGES


  Owners of conventional shares issued by a Fund (Investor, Admiral, and Institutional Shares) may convert those shares into VIPER Shares of equivalent value of the same fund. Note: Investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan may not convert those shares into VIPER Shares. Vanguard will impose a charge on conversion transactions and reserves the right, in the future, to limit or terminate the conversion privilege. VIPER Shares, whether acquired through a conversion or purchased in the secondary market, cannot be converted into shares of another class of the same fund.


 Investors that are not Authorized Participants must hold VIPER Shares in a brokerage account. Thus, before converting conventional shares into VIPER Shares, an investor must have an existing, or open a new, brokerage account. To initiate a conversion of conventional shares into VIPER Shares, an investor must contact her broker. The broker may charge a fee, over and above Vanguard's fee, to process a conversion request.


 Converting conventional shares into VIPER Shares generally is accomplished as follows. First, after the broker notifies Vanguard of an investor's request to convert, Vanguard will transfer conventional shares from the investor's account with Vanguard to the broker's omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). At this point, Vanguard will no longer have any record of the investor; her ownership of conventional shares and VIPER Shares will be known only to her broker. Next, the broker will instruct Vanguard to convert the appropriate amount of conventional shares in its omnibus account into VIPER Shares of equivalent value. These shares will be held in an account at Vanguard in the name of DTC. (DTC will keep track of which VIPER Shares belong to the broker and the broker, in turn, will keep track of which VIPER Shares belong to its customers.) Because DTC is unable to handle fractional shares, only whole shares will be converted. For example, if the investor owned
300.250 conventional shares, and this was equivalent in value to 90.750 VIPER Shares, the DTC account would receive 90 VIPER Shares. Conventional shares worth
0.750 VIPER Shares (in this example, that would be 2.481 conventional shares) would remain in the broker's omnibus account with Vanguard. The broker then could either (i) take certain internal actions necessary to credit the investor's account with 0.750 VIPER Shares rather than 2.481 conventional shares, or (ii) redeem the 2.481 conventional shares at net asset value, in which case the investor would receive cash in lieu of those shares. If the broker chooses to redeem the conventional shares, the investor will realize a gain or loss on the redemption that must be reported on her tax return (unless she holds the shares in an IRA or other tax-deferred account). Investors should consult their brokers for information on how the brokers will handle the conversion process, including whether they will impose a fee to process a conversion.


 The conversion process works differently if the investor opts to hold VIPER Shares through an account at Vanguard Brokerage Services/(R)/ (VBS/(R)/). If the investor converts her conventional shares to VIPER Shares through VBS, all conventional shares for which she requests conversion will be converted into the equivalent amount of VIPER Shares. Because no fractional shares will have to be sold, the transaction will be 100% tax-free.


 Here are some important points to keep in mind when converting conventional shares of a Fund into VIPER Shares:

- The conversion transaction is nontaxable except, as applicable, to the limited extent described above.

- The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests, once received, on the same or next business day, although processing may take up to three business days depending on when the conversion request is received.

- During the conversion process, the investor will remain fully invested in the Fund's conventional shares, and her investment will increase or decrease in value in tandem with the net asset value of those shares.

- During the conversion process, the investor will be able to liquidate all or part of her investment by instructing Vanguard or her broker (depending on whether her shares are held in her own account or her broker's omnibus account) to redeem her conventional shares. After the conversion process is complete, the investor will be able to liquidate all or part of her investment by instructing her broker to sell her VIPER Shares.


BOOK ENTRY ONLY SYSTEM


VIPER Shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC

Participants and by the New York Stock Exchange (NYSE), the [ ] and the National Association of Securities Dealers (NASD). Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the Indirect Participants).


 Beneficial ownership of VIPER Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in VIPER Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of VIPER Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in VIPER Shares.


 Each Fund recognizes DTC or its nominee as the record owner of all VIPER Shares for all purposes. Beneficial Owners of VIPER Shares are not entitled to have VIPER Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of VIPER Shares.


 Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of the VIPER Shares of each Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding VIPER Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.


 Share distributions shall be made to DTC or its nominee as the registered holder of all VIPER Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in VIPER Shares of the appropriate Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of VIPER Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.


 The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such VIPER Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.


 DTC may determine to discontinue providing its service with respect to VIPER Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of VIPER Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the [ ] (or such other exchange on which VIPER Shares may be listed).


PURCHASE AND ISSUANCE OF VIPER SHARES IN CREATION UNITS


  The Funds issue and sell VIPER Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The VIPER Funds will not issue fractional Creation Units.

 A Business Day is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


FUND DEPOSIT


  The consideration for purchase of a Creation Unit from a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the Deposit Securities) and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.


 The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the Deposit Amount). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).


 Vanguard, through the National Securities Clearing Corporation (NSCC) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the [ ] (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for each Fund (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced Fund Deposit composition is made available. Each Fund reserves the right to accept a nonconforming Fund Deposit.


 The identity and number of shares of the Deposit Securities required for a Fund Deposit may change to reflect rebalancing adjustments and corporate actions, or in response to adjustments to the weighting or composition of the component stocks of the relevant target index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which an Authorized Participant is acting, or for other similar reasons.


 All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate Fund, and the Fund's determination shall be final and binding.


PROCEDURES FOR PURCHASING CREATION UNITS


  To be eligible to place orders with the Distributor and to purchase Creation Units from a Fund, you must be an Authorized Participant, i.e., a DTC
Participant that has executed an agreement with the Trust's Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to purchase or redeem a Creation Unit. If your broker is not a DTC Participant or has not executed a Participant Agreement, it will have to place your order through an Authorized Participant, which may result in additional charges to you. For a current list of Authorized Participants, contact the Distributor.


 To initiate a purchase order for a Creation Unit, an Authorized Participant must give notice to the Distributor. The order must be in proper form and must be received by the Distributor prior to the closing time of the regular trading session on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day's NAV. The Distributor shall inform the Fund's Custodian of the order. The Custodian will then inform the appropriate foreign subcustodians. Each subcustodian shall maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the relevant Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by Vanguard. Deposit Securities must be delivered to an account maintained at the applicable local subcustodians. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on the Business Day.


  The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable Transaction Fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.


  The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the Transmittal Date. Orders must be transmitted by an Authorized Participant by a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participation Agreement.


 Neither the Trust, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase (or redemption) order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor's phone systems or fax machines were not operating properly).


 If you are not an Authorized Participant, you must place your purchase order with an Authorized Participant in a form acceptable to such Authorized Participant. In addition, the Authorized Participant may request that you make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash when required. You should afford sufficient time to permit proper submission of the order by the Authorized Participant to the Distributor prior to Closing Time on the Transmittal Date.


  An order to purchase Creation Units is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. If a Fund's custodian does not receive the Deposit Securities and Cash Component by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to cancel the purchase order and/or charge the purchaser for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.


  Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When each subcustodian has confirmed to the Custodian that the required securities included in the Fund Deposit have been delivered to the account of the relevant subcustodian, and the cash component has been delivered to the Custodian, the Distributor shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit.


 A Fund may issue Creation Units to a purchaser before receiving some or all of the Deposit Securities if the purchaser deposits, in addition to the available Deposit Securities and the Cash Component, cash totaling at least 125% of the market value of the undelivered Deposit Securities (the Additional Cash Deposit) in accordance with the Fund's procedures. The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time on such date. If the order is not placed in proper form by 4 p.m, then the Fund may reject the order and the investor shall be liable to the Fund for losses, if any, resulting therefrom. Information concerning the Funds' current procedures for use of collateral under these circumstances is available from the Distributor. The Funds will be permitted to purchase missing Deposit Securities at any time and the Authorized Participant will be subject to liability for any shortfall between the cost to the Fund of purchasing the missing Deposit Securities and the cash collateral.


ACCEPTANCE OF PURCHASE ORDERS


  Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of regular trading on the NYSE, and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to its right to reject any order until acceptance.

REJECTION OF PURCHASE ORDERS



  Each of the Funds reserves the absolute right to reject a purchase order. By way of example, and not limitation, a Fund will reject a purchase order if:

- the order is not in proper form;

- the investor(s), upon obtaining the VIPER Shares ordered, would own 80% or more of the total combined voting power of all classes of stock issued by the Fund;

- the  Deposit  Securities   delivered  are  not  as  disseminated  through  the
  facilities of the [ ] for that date by the Custodian, as described above;

- acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund;

- acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;

- acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders; or

- circumstances outside the control of the Fund, the Transfer Agent, the Custodian, the Subcustodian(s), the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Vanguard, the Custodian, the Subcustodian(s), the Distributor, DTC, NSCC, or any other participant in the purchase process, and similar extraordinary events.


 The Distributor shall notify the prospective purchaser of a Creation Unit, and/or the Authorized Participant acting on the purchaser's behalf, of its rejection of the purchaser's order. The Funds, the Transfer Agent, the Custodian, the Subcustodian(s), and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of a Fund Deposit, nor shall any of them incur any liability for the failure to give any such notification.


TRANSACTION FEE ON PURCHASES OF CREATION UNITS


  Each of the Funds imposes a transaction fee (payable to the Fund) to compensate the Fund for the transfer and other transaction costs associated with the issuance of Creation Units.


  When a VIPER Fund permits or requires a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser will be assessed an additional variable charge on the "cash in lieu" portion of its investment. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with purchasing the relevant Deposit Securities and, if applicable, the estimated market impact costs of purchasing such securities. The transaction fees for in-kind and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Fund.


FUND                                                MAXIMUM ADDITIONAL VARIABLE
----                 TRANSACTION FEE ON PURCHASES    CHARGE FOR CASH PURCHASES*
European VIPERs                 $xxxx                          0.xx%
Emerging Markets                $xxxx                          0.xx%**
VIPERs
Pacific Stock VIPERs            $xxxx                          0.xx%
 *As a percentage of the value of amount invested.
**This percentage, when aggregated with the transaction fee, will not exceed x.xx%.

REDEMPTION OF VIPER SHARES IN CREATION UNITS


  VIPER Shares may be redeemed only in Creation Units; a Fund will not redeem VIPER Shares tendered in less than Creation Unit-size aggregations. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of VIPER Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests received on a Business Day in good order will receive the NAV next determined after the request is made.

 Unless cash redemptions are available or specified for a Fund, an investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities, plus (2) a Cash Redemption Amount equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities, less (3) a Redemption Transaction Fee (described below). If the Redemption Securities have a value greater then the NAV of a Creation Unit, the redeeming investor would pay the Cash Redemption Amount to the Fund, rather than receiving such amount from the Fund.


 Vanguard, through the NSCC, makes available immediately prior to the opening of business on the [ ] (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Redemption Securities that will be used (subject to possible amendment or correction) to satisfy redemption requests received in proper form (as defined below) on that day. The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of a investor purchasing a Creation Unit. If a Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through NSCC.


TRANSACTION FEES ON REDEMPTIONS OF CREATION UNITS


  Each of the Funds imposes a transaction fee (payable to the Fund) to compensate the Funds for the transfer and other transaction costs associated with the redemption of Creation Units.


 When a VIPER Fund permits a redeeming investor to receive cash in lieu of one or more Redemption Securities, the investor will be assessed an additional variable charge on the "cash in lieu" portion of its redemption. The amount of this variable charge shall be determined by the Fund in its sole discretion, but shall not be more than is reasonably needed to compensate the Fund for the brokerage costs associated with selling portfolio securities to raise the necessary cash and, if applicable, the estimated market impact costs of selling such securities.


  The transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Redemption Securities from the Fund to their account.


FUND                         TRANSACTION            MAXIMUM ADDITIONAL VARIABLE
----                      FEE ON REDEMPTIONS        CHARGE FOR CASH REDEMPTIONS*
European VIPERs                 $xxxx                          0.xx%
Emerging Markets                $xxxx                          0.xx%**
VIPERs
Pacific Stock VIPERs            $xxxx                          0.xx%
 *As a percentage of the value of amount redeemed.
**This percentage, when aggregated with the transaction fee, will not exceed x.xx%

PLACEMENT OF REDEMPTION ORDERS


  Redemption requests for Creation Units must be submitted to the Distributor by or through an Authorized Participant on a Business Day between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Investors are responsible for making arrangements for redemption requests to be made through Authorized Participants. The Distributor will provide a list of current Authorized Participants upon request. Investors making a redemption request should be aware that such request must be in the form specified by the Authorized Participant. Investors making a redemption request should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the VIPER Shares to the Fund's Transfer Agent. Investors should also allow for the additional time that may be requested to effect redemptions through their financial intermediaries if such intermediaries are not Authorized Participants.


  An order to redeem a Creation Unit of a Fund is deemed received on the Transmittal Date if (i) such order is received by the Fund's Transfer Agent prior to the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. If the Fund's custodian does not receive the required number of VIPER Shares from the redeeming investor by the settlement date (T+3 unless otherwise agreed), the Fund shall be entitled to charge the redeeming investor for any costs (including investment losses, attorney's fees, and interest) sustained by the Fund as a result of the late delivery or failure to deliver.


 The calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Fund according to the procedures set forth under "Calculation of Net Asset Value," computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by an Authorized Participant prior to the Closing Time on the Transmittal Date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the Fund on such Transmittal Date.


 Each of the Funds reserves the right, in its sole discretion, to require or permit a redeeming investor to receive its redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the net asset value of its VIPER Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, described above).


 If a redeeming investor (or an Authorized Participant through which it is acting) is subject to a legal restriction with respect to a particular stock included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the stock. In addition, each Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.


  A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Fund's Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the [ ] closing time on a day on which the [ ] is open for business and (ii) a request satisfactory to the Fund is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above.


  Upon receiving a redemption request, the Distributor shall notify the Fund and the Fund's Transfer Agent of such redemption request. The tender of an investor's VIPER Shares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds VIPER Shares, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.


  In connection with taking delivery of shares of Redemption Securities upon redemption of a Creation Unit, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank, or other custody provider in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Deposit Securities will be delivered.


  Deliveries of redemption proceeds by the Funds relating to those countries generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. For each country relating to a Fund, Appendix A identifies the instances where more than seven days would be needed to deliver redemption proceeds. The Funds will deliver in-kind redemption proceeds within the number of days stated in Appendix A.


  If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of the redeeming Beneficial Owner has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of the Creation Unit redeemed after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Redemption Securities of the Fund). Redemptions of Creation Units will be subject to compliance with applicable United States federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Redemption

Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws.


  Although the Funds do not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by a Fund, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).


  To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the
Creation Unit to be redeemed to the Fund at or prior to 4:00 p.m. on the business day of submission of such redemption request, the Distributor will nonetheless accept the redemption in reliance on the undertaking by the Authorized Participant to deliver the missing VIPER Shares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 125% of the value of the missing VIPER Shares in accordance with the Fund's then-effective procedures. Information concerning the Funds' current procedures for use of collateral under these circumstances is available from the Distributor. The only collateral that is acceptable to the Fund is cash in U.S. dollars. The Fund's current procedures for collateralization of missing VIPER Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds, and that the fees of the custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Fund to purchase the missing VIPER Shares or acquire the Redemption Securities and the Cash Component underlying such VIPER Shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such VIPER Shares, Redemption Securities, or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.


  Because the Redemption Securities of a Fund may trade on the relevant exchange(s) on days that the [ ] is closed, stockholders may not be able to redeem their shares of such Fund, or to purchase or sell VIPER Shares on the [ ], on days when the net asset value of such Fund could be significantly affected by events in the relevant foreign markets.


  The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.


              APPENDIX A--VIPER SHARES: FOREIGN MARKET INFORMATION

The Funds generally intend to deliver Redemption Securities on a basis of "T" plus three Business Days. The Funds may effect deliveries of Redemption Securities on a basis other than T plus three to accommodate local holiday schedules or under certain other circumstances. The ability of the Funds to effect in-kind redemptions within three Business Days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays that are Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in New York, the redemption settlement cycle will be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Funds from delivering securities within three Business Days.


  The securities delivery cycles currently practicable for transferring Redemption Securities to redeeming investors, coupled with local market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances, during the calendar year 2003. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.


VANGUARD EMERGING MARKETS STOCK INDEX FUND

REGULAR HOLIDAYS. The dates in the calendar year 2003 on which the regular Argentina, Brazil, Chile, China, Czech Republic, Hong Kong, Hungary, India,
Indonesia, Israel, Korea, Mexico, Peru, Philippines, Poland, South Africa, Taiwan, Thailand, and Turkey holidays affect the relevant securities markets are as follows:


ARGENTINA
---------
January  1, 2003 May 25,  2003  August 21,  2003 April 17,  2003 June 9, 2003
October 12,  2003 April 18,  2003 June 23, 2003  December 8, 2003 May 1, 2003
July 9, 2003 December 25, 2003

BRAZIL
------
January 1, 2003 April 21,  2003  October  12,  2003 March 3, 2003 May 1, 2003
November 2, 2003 March 4, 2003 June 19, 2003 November 15, 2003 April 18, 2003
September 7, 2003 December 25, 2003

CHILE
-----
January 1, 2003 June 28, 2003 September 19, 2003 April 18, 2003 August 15, 2003 November 1, 2003 May 1, 2003 September 6, 2003 December 8, 2003 June 19, 2003 September 18, 2003 December 25, 2003

CHINA
-----
January 1, 2003   February 4, 2003  May 1, 2003 October 1, 2003  October 5, 2003
February 1, 2003  February 5, 2003  May 2, 2003 October 2, 2003  October 6, 2003
February 2, 2003  February 6, 2003  May 5, 2003 October 3, 2003  October 7, 2003
February 3, 2003  February 7, 2003  May 7, 2003 October 4, 2003


CZECH REPUBLIC
--------------
January 1, 2003 July 5, 2003  November  17,  2003 April 21, 2003 July 6, 2003
December 24, 2003 May 1, 2003 September 28, 2003 December 25, 2003 May 8, 2003 October 28, 2003 December 26, 2003


HUNGARY
-------
January 1, 2003  May 1, 2003       October 24, 2003   December 26, 2003
March 15, 2003   June 9, 2003      October 26, 2003
March 30, 2003   August 20, 2003   December 24, 2003
April 21, 2003   October 23, 2003  December 25, 2003


INDIA
-----
January 26, 2003   April 11, 2003 May 16, 2003 October 4, 2003 December 25, 2003
February 12, 2003  April 15, 2003  August 15, 2003  October 25, 2003
March 14, 2003     April 18, 2003  August 20, 2003  November 8, 2003
March 18, 2003     May 14, 2003    October 2, 2003  November 26, 2003

INDONESIA
---------
January 1, 2003 April 2, 2003 May 29, 2003 December 25, 2003 February 1, 2003
April 18, 2003 August 17, 2003
February 12, 2003  May 14, 2003    September 24, 2003
March 4, 2003      May 16, 2003    November 25, 2003


ISRAEL
------
January 28, 2003 April 22, 2003 June 5, 2003 September 27, 2003 October 10, 2003 March 18, 2003 April 23, 2003 June 6, 2003 September 28, 2003 October
11, 2003 April 16, 2003 May 6, 2003  August 7, 2003  October 5, 2003  October
18,  2003  April 17,  2003 May 7, 2003  September  26,  2003  October 6, 2003
December 19, 2003 December 20, 2003


KOREA
-----
January 1, 2003 April 5, 2003 June 6, 2003 September 11, 2003 January 31, 2003 May 1, 2003 July 17, 2003 September 12, 2003 February 1, 2003 May 5,
2003 August 15, 2003 October 3, 2003 March 1, 2003 May 8, 2003  September 10,
2003 December 25, 2003

MEXICO
------
January 1, 2003 April 18, 2003 September 16, 2003 December 25, 2003 February 5, 2003 May 1, 2003 November 2, 2003
March 21, 2003    May 5, 2003        November 20, 2003
April 17, 2003    September 1, 2003  December 12, 2003

PERU
----
January 1, 2003 June 29,  2003  October 8, 2003 April 17,  2003 July 28, 2003
November 1, 2003 April 18,  2003 July 29,  2003  December 8, 2003 May 1, 2003
August 30, 2003 December 25, 2003

PHILIPPINES
-----------
January 1, 2003 May 1, 2003 November 2, 2003 December 31, 2003 April 9, 2003 June 12, 2003 November 30, 2003
April 17, 2003   August 24, 2003   December 25, 2003
April 18, 2003   November 1, 2003  December 30, 2003

POLAND
------
January 1, 2003 June 19, 2003 December 25, 2003 April 21, 2003 August 15, 2003 December 26, 2003 May 1, 2003 November 1, 2003
May 3, 2003      November 11, 2003

SOUTH AFRICA
------------
January 1, 2003 May 1, 2003  December  25,  2003 March 21, 2003 June 16, 2003
December 26, 2003 April 18, 2003 September 24, 2003
April 21, 2003   December 16, 2003


TAIWAN
------
January 1, 2003   February 3, 2003   April 5, 2003       October 10, 2003
January 31, 2003  February 4, 2003   May 1, 2003
February 1, 2003  February 5, 2003   June 4, 2003
February 2, 2003  February 28, 2003  September 11, 2003

THAILAND
--------
January 1, 2003 April 15, 2003 July 1, 2003 December 5, 2003 February 17, 2003 May 1, 2003 July 14, 2003 December 10, 2003 April 7, 2003 May 5, 2003
August 12, 2003  December  31,  2003 April 14, 2003 May 15, 2003  October 23,
2003

TURKEY
------
January 1, 2003 February 14, 2003 October 29, 2003 February 11, 2003 April 23, 2003 November 25, 2003 February 12, 2003 May 19, 2003 November 26, 2003
February 13, 2003 August 30, 2003 November 27, 2003


REDEMPTION. A redemption request over the following holidays would result in a settlement period that will exceed seven calendar days (examples are based on the days particular holidays fall during the calendar year 2003). The longest redemption cycle for VIPER Shares of Vanguard Emerging Markets Stock Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar year 2003, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the VIPER Shares of Vanguard Emerging Markets Stock Index Fund as follows:


CHINA
-----

DATE                               REDEMPTION        REDEMPTION
----                HOLIDAY      REQUEST DATE (R)  SETTLEMENT DATE  SETTLEMENT PERIOD
2/3/03-2/7/03    Lunar New Year      1/29/03           2/10/03            R +12
2/3/03-2/7/03    Lunar New Year      1/30/03           2/11/03            R +12
2/3/03-2/7/03    Lunar New Year      1/31/03           2/12/03            R +12
5/1/03-5/7/03      Labour Day        4/28/03           5/8/03             R +10
5/1/03-5/7/03      Labour Day        4/29/03           5/9/03             R +10
5/1/03-5/7/03      Labour Day        4/30/03           5/12/03            R +12
10/1/03-10/7/03   National Day       9/26/03           10/8/03            R +12
10/1/03-10/7/03   National Day       9/29/03           10/9/03            R +10
10/1/03-10/7/03   National Day       9/30/03          10/10/03            R +10



CZECH REPUBLIC
--------------
DATE                           REDEMPTION       REDEMPTION
----            HOLIDAY      REQUEST DATE (R) SETTLEMENT DATE  SETTLEMENT PERIOD
12/24/03     Christmas Eve       12/19/03        12/29/03            R +10
12/25/03     Christmas Day       12/22/03        12/30/03            R +8
12/26/03   Christmas Holiday     12/23/03        12/31/03            R +8


HUNGARY
-------
DATE                          REDEMPTION        REDEMPTION
----          HOLIDAY       REQUEST DATE (R)  SETTLEMENT DATE  SETTLEMENT PERIOD
12/24/03   Bank Holiday         12/19/03         12/29/03            R +10
12/25/03   Christmas Day        12/22/03         12/30/03            R +8
12/26/03 Christmas Holiday      12/23/03         12/31/03            R +8


ISRAEL
------
DATE                          REDEMPTION        REDEMPTION
----            HOLIDAY     REQUEST DATE (R)  SETTLEMENT DATE  SETTLEMENT PERIOD
4/22/03       Hol Hamoed        4/15/03           4/24/03            R +9
                   Passover


INDONESIA
---------
DATE                         REDEMPTION        REDEMPTION
----          HOLIDAY      REQUEST DATE (R)  SETTLEMENT DATE  SETTLEMENT PERIOD
5/14/03   Muhammed Saw's       5/12/03           5/20/03            R +8
             Birthday
5/16/03     Waisak Day         5/13/03           5/21/03            R +8
11/25/03    Idul Fitri         11/21/03          12/1/03            R +10
11/26/03    Idul Fitri         11/24/03          12/2/03            R +8


TURKEY
------
DATE                               REDEMPTION        REDEMPTION
----                HOLIDAY      REQUEST DATE (R)  SETTLEMENT DATE  SETTLEMENT PERIOD
2/11/03-2/14/03  Kurban Bayrami       2/7/03           2/17/03            R +10
2/11/03-2/14/03  Kurban Bayrami      2/10/03           2/18/03            R +8


SOUTH AFRICA
------------
DATE                          REDEMPTION        REDEMPTION
----           HOLIDAY      REQUEST DATE (R)  SETTLEMENT DATE  SETTLEMENT PERIOD
4/18/03      Good Friday        4/11/03           4/22/03            R +11
4/21/03      Family Day         4/14/03           4/23/03            R +9
4/18/03      Family Day         4/15/03           4/24/03            R +9
4/18/03      Family Day         4/16/03           4/25/03            R +9
4/18/03      Family Day         4/17/03           4/28/03            R +11
12/25/03    Christmas Day       12/18/03         12/29/03            R +11
12/25/03    Christmas Day       12/19/03         12/30/03            R +11
12/26/03   Day of Goodwill      12/22/03         12/31/03            R +9

In the calendar year 2003, R +12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made for VIPER Shares of Vanguard Emerging Markets Stock Index Fund.


VANGUARD EUROPEAN STOCK INDEX FUND

REGULAR HOLIDAYS. The dates in the calendar year 2003 on which the regular Austrian, Belgian, British, Danish, Dutch, Finnish, French, German, Greek, Irish, Italian, Norwegian, Portuguese, Spanish, Swedish, and Swiss holidays affect the relevant securities markets fall are as follows


AUSTRIA
-------
January 1, 2003      May 29, 2003     October 26, 2003   December 25, 2003
January 6, 2003      June 9, 2003     November 1, 2003   December 26, 2003
April 21, 2003       June 19, 2003    December 8, 2003
May 1, 2003          August 15, 2003  December 24, 2003


BELGIUM
-------
January 1, 2003  June 9, 2003      November 11, 2003
April 21, 2003   July 21, 2003     December 25, 2003
May 1, 2003      August 15, 2003   December 26, 2003
May 29, 2003     November 1, 2003


DENMARK
-------
January 1, 2003 May 16,  2003  December  24, 2003 April 17, 2003 May 29, 2003
December 25, 2003 April 18, 2003 June5, 2003 December 26, 2003 April 21, 2003
June 9, 2003 December 31, 2003

FINLAND
-------
January 1, 2003  May 1, 2003    December 6, 2003
January 6, 2003  May 29, 2003   December 24, 2003
April 18, 2003   June 20, 2003  December 25, 2003
April 21, 2003   June 21, 2003  December 26, 2003


FRANCE
------
January 1, 2003  May 29, 2003     November 1, 2003
April 21, 2003   June 29, 2003    November 11, 2003
May 1, 2003      July 14, 2003    December 25, 2003
May 8, 2003      August 15, 2003


GERMANY
-------
January 1, 2003 May 29, 2003 November 1, 2003 December 31, 2003 April 18, 2003 June 9, 2003 December 24, 2003 April 21, 2003 June 19, 2003 December 25,
2003 May 1, 2003 October 3, 2003 December 26, 2003


GREECE
------
January 1, 2003 April 25, 2003 August 15, 2003 January 6, 2003 April 28, 2003
October 28, 2003 March 10, 2003 May 1, 2003  December 25, 2003 March 25, 2003
June 16, 2003 December 26, 2003


IRELAND
-------
January 1, 2003 May 5, 2003  December  25,  2003 March 17,  2003 June 2, 2003
December  26, 2003 April 18,  2003 August 4, 2003 April 25, 2003  October 27,
2003


ITALY
-----
January 1, 2003 May 1, 2003 December 26, 2003 January 6, 2003 August 15, 2003
December 28, 2003 April 21, 2003 November 1, 2003 April 25, 2003 December 25,
2003


NETHERLANDS
-----------
January  1, 2003 May 29,  2003  April 18,  2003 June 9, 2003  April 21,  2003
December 25, 2003 April 30, 2003 December 26, 2003


NORWAY
------
January 1, 2003 May 1, 2003  December  25,  2003 April 17,  2003 May 29, 2003
December 26, 2003


PORTUGAL
--------
January 1, 2003 April 25, 2003 August 15, 2003 December 8, 2003 March 4, 2003
May 1, 2003  October 5, 2003  December  25, 2003 April 18, 2003 June 10, 2003
November 1, 2003
April 21, 2003   June 19, 2003   December 1, 2003

SPAIN
-----
January 1, 2003  May 1, 2003       December 8, 2003
January 6, 2003  October 12, 2003  December 25, 2003
April 18, 2003   November 1, 2003  December 26, 2003
April 21, 2003   December 6, 2003


SWEDEN
------
January 1, 2003 May 1, 2003  December  25, 2003  January 6, 2003 May 29, 2003
December 26, 2003 April 18, 2003 June 9, 2003 April 21, 2003 June 20, 2003


SWITZERLAND
-----------
January 1, 2003 May 1, 2003  December  24, 2003  January 2, 2003 May 29, 2003
December 25, 2003 April 18, 2003 June 9, 2003 December 26, 2003 April 21, 2003 August 1, 2003


UNITED KINGDOM
--------------
January 1, 2003 May 26,  2003 April 18,  2003  August 25, 2003 April 21, 2003
December 25, 2003 May 5, 2003 December 26, 2003



REDEMPTION. A redemption request over the following holidays would result in a settlement period that will exceed seven calendar days (examples are based on the days particular holidays fall during the calendar year 2003). The longest redemption cycle for VIPER Shares of Vanguard European Stock Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar year 2003, the dates of the regular holidays affecting several European securities markets present the worst-case redemption cycle for the VIPER Shares as follows:

                                           REDEMPTION       REDEMPTION
   DATE                   HOLIDAY       REQUEST DATE (R)  SETTLEMENT DATE   SETTLEMENT PERIOD
   ----                   -------       ----------------  ---------------   -----------------
   12/24/03            Christmas Eve        12/19/03         12/28/03             R +10
   12/25/03            Christmas Day        12/22/03         12/30/03             R +8
   12/26/03          St. Stephen's Day      12/23/03         12/31/03             R +8


In the calendar year 2003, R +10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made for VIPER Shares of Vanguard European Stock Index Fund.


VANGUARD PACIFIC STOCK INDEX FUND

REGULAR HOLIDAYS. The dates in the calendar year 2003 on which the regular Australian, Hong Kong, Japan, New Zealand, and Singaporean holidays affect the relevant securities markets are as follows:


AUSTRALIA
---------
January 1, 2003    April 25, 2003   December 25, 2003
January 27, 2003   June 9, 2003     December 26, 2003
April 18, 2003     August 4, 2003
April 21, 2003     October 6, 2003


HONG KONG
---------
January 1, 2003 February 3, 2003 April 21, 2003 July 1, 2003 December 25, 2003 January 31, 2003 April 15, 2003 May 1, 2003 September 12, 2003 December 26, 2003 February 1, 2003 April 18, 2003 May 8, 2003 October 1, 2003
February 2, 2003  April 19, 2003    June 4, 2003    October 4, 2003

JAPAN
-----
January 1, 2003   February 11, 2003  May 4, 2003         September 23, 2003  December 23, 2003
January 2, 2003   March 21, 2003     May 5, 2003         October 13, 2003    December 31, 2003
January 3, 2003   April 29, 2003     July 21, 2003       November 3, 2003
January 13, 2003  May 3, 2003        September 15, 2003  November 24, 2003

NEW ZEALAND
-----------
January 1, 2003   April 18, 2003  October 27, 2003
January 2, 2003   April 21, 2003  December 25, 2003
January 27, 2003  April 25, 2003  December 26, 2003
February 6, 2003  June 2, 2003


SINGAPORE
---------
January 1, 2003    April 18, 2003  October 23, 2003
February 1, 2003   May 1, 2003     November 25, 2003
February 3, 2003   May 15, 2003    December 25, 2003
February 12, 2003  August 9, 2003



REDEMPTION. The Fund is not aware of a redemption request over any Australian, Hong Kong, Japan, New Zealand, or Singaporean holiday that would result in a settlement period that will exceed seven calendar days during the calendar year 2003.

                               COMPARATIVE INDEXES


  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies. The funds may use one or more of the following unmanaged indexes for comparative performance purposes:


 ASSET ALLOCATION COMPOSITE INDEX--Made up of two unmanaged benchmarks, weighted 65% Standard & Poor's 500 Index and 35% Lehman Brothers Long Treasury Index.


 AVERAGE 1-2 YEAR MUNICIPAL FUND--An industry benchmark of average adjustable short municipal funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE 1-5 YEAR GOVERNMENT FUND--An industry benchmark that includes funds with U.S. Treasury and agency obligations with similar investment objectives and policies and maturities of 1 to 5 years, as measured by Lipper Inc.


 AVERAGE 1-5 YEAR INVESTMENT-GRADE FUND--An industry benchmark of average 1-5 year investment-grade funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE 1-5 YEAR MUNICIPAL FUND--An industry benchmark that includes funds with investment-grade tax-exempt bonds that are issued by state and local governments with similar investment objectives and policies and have maturities of 1 to 5 years, as measured by Lipper Inc.


 AVERAGE  ADJUSTED SHORT MUNICIPAL DEBT FUND--An  industry  benchmark of average
adjustable  short  municipal  funds  with  similar  investment   objectives  and
policies, as measured by Lipper Inc.


 AVERAGE BALANCED FUND--An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE CALIFORNIA INTERMEDIATE MUNICIPAL DEBT FUND--An industry benchmark that
includes   intermediate-term   California  municipal  bond  funds  with  similar
investment objectives and policies, as measured by Lipper Inc.


 AVERAGE CALIFORNIA INSURED MUNICIPAL DEBT FUND--An industry benchmark of average California municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND--An industry benchmark of average California tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE CONVERTIBLE SECURITIES FUND--An industry benchmark of funds with convertible securities rated B or better by Standard & Poor's, with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE CORPORATE A-RATED FUND--An industry benchmark of average corporate A-rated funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE EMERGING MARKETS FUND--An industry benchmark of average emerging markets funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE EQUITY INCOME FUND--An industry benchmark of average equity income funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE EUROPEAN REGION FUND---An industry benchmark of average European region funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE FLORIDA INSURED MUNICIPAL DEBT FUND--An industry benchmark of average Florida municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE FLEXIBLE FUND--An industry benchmark of average flexible funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE GENERAL GOVERNMENT FUND--An industry benchmark of average general government funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE GENERAL MUNICIPAL FUND--An industry benchmark of average general municipal funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE GENERAL TREASURY FUND--An industry benchmark of average general treasury funds with similar investment objectives and policies, as measured by Lipper Inc.

 AVERAGE GLOBAL FUND---An industry benchmark of average global funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE GNMA FUND--An industry benchmark that includes funds of mortgage-backed pass-through securities of the Government National Mortgage Association, with similar investment objectives and policies; these securities are based on pools of 15- and 30-year fixed-rate home mortgages, as measured by Lipper Inc.


 AVERAGE GOLD-ORIENTED FUND--An industry benchmark of funds that track the performance of companies around the world, with similar investment objectives and policies, that are engaged in the mining, processing, or marketing of gold, other precious metals, and rare minerals, as measured by Lipper Inc.


 AVERAGE   GOVERNMENT  MONEY  MARKET  FUND--An  industry  benchmark  of  average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE HEALTH/BIOTECHNOLOGY FUND--An industry benchmark of funds that track the stocks of the health care companies within the S&P 500 Index, as measured by Lipper Inc.


 AVERAGE HIGH-CURRENT-YIELD FUND--An industry benchmark of average high current yield funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE HIGH YIELD MUNICIPAL FUND--An industry benchmark of average high-yield municipal funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE INCOME FUND--An industry benchmark of average income funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE  INSTITUTIONAL  MONEY  MARKET  FUND--An  industry  benchmark of average
institutional  money  market  funds  with  similar  investment   objectives  and
policies, as measured by Lipper Inc.


 AVERAGE INSURED MUNICIPAL FUND--An industry benchmark of average insured municipal funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE   INTERMEDIATE   GOVERNMENT  FUND--An  industry  benchmark  of  average
intermediate government funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE INTERMEDIATE INVESTMENT-GRADE FUND--An industry benchmark of average intermediate investment-grade funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE   INTERMEDIATE   MUNICIPAL   FUND--An  industry  benchmark  of  average
intermediate municipal funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE   INTERMEDIATE   TREASURY  FUND--An   industry   benchmark  of  average
intermediate treasury funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE INTERNATIONAL FUND--An industry benchmark of average international funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE JAPAN/PACIFIC REGION FUND--An industry benchmark of average pacific region funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE LARGE-CAP CORE FUND--An industry benchmark of average large-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE LARGE-CAP GROWTH FUND--An industry benchmark of average large-cap growth funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE LARGE-CAP VALUE FUND--An industry benchmark of average large-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE MASSACHUSETTS MUNICIPAL DEBT FUND--An industry benchmark of average Massachusetts municipal debt funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE MID-CAP CORE FUND--An industry benchmark of average mid-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE MID-CAP VALUE FUND--An industry benchmark of average mid-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.

 AVERAGE MONEY MARKET FUND--An industry benchmark of average money market funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE MULTI-CAP CORE FUND--An industry benchmark of average multi-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE MULTI-CAP GROWTH FUND--An industry benchmark of average multi-cap growth funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE MULTI-CAP VALUE FUND--An industry benchmark of average multi-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE NATURAL RESOURCES FUND--An industry benchmark of average natural resources funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE NEW JERSEY MUNICIPAL DEBT FUND--An industry benchmark of average New Jersey municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE NEW JERSEY TAX-EXEMPT MONEY MARKET FUND--An industry benchmark of average New Jersey tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE NEW YORK INSURED MUNICIPAL DEBT FUND--An industry benchmark of average New York municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE NEW YORK TAX-EXEMPT MONEY MARKET FUND--An industry benchmark of average New York tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE OHIO MUNICIPAL DEBT FUND--An industry benchmark of average Ohio municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE OHIO TAX-EXEMPT MONEY MARKET FUND--An industry benchmark of average Ohio tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE PENNSYLVANIA MUNICIPAL DEBT FUND--An industry benchmark of average Pennsylvania municipal bond funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND--An industry benchmark of average Pennsylvania tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE PACIFIC REGION FUND--An industry benchmark of average pacific region funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE REAL ESTATE FUND--An industry benchmark of average real estate funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE SHORT TREASURY FUND--An industry benchmark of average short treasury funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE SMALL-CAP CORE FUND--An industry benchmark of average small-cap core funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE SMALL-CAP GROWTH FUND--An industry benchmark of average small-cap growth funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE SMALL-CAP VALUE FUND--An industry benchmark of average small-cap value funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE   TAX-EXEMPT  MONEY  MARKET  FUND--An  industry  benchmark  of  average tax-exempt money market funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE U.S. TREASURY MONEY MARKET FUND--An industry benchmark of average U.S. treasury money market funds with similar investment objectives and policies, as measured by Lipper Inc.


 AVERAGE UTILITY FUND--An industry benchmark of average utility funds with similar investment objectives and policies, as measured by Lipper Inc.


 BALANCED COMPOSITE INDEX--Made up of two unmanaged benchmarks, weighted 60% Wilshire 5000 Index and 40% Lehman Brothers Aggregate Bond Index.

 CALVERT   SOCIAL   INDEX--A    socially    screened   index   of   large-   and
mid-capitalization U.S. stocks that is provided by the Calvert Group of Bethesda, Maryland.


 CONSERVATIVE GROWTH COMPOSITE AVERAGE--A composite fund average weighted 40% average fixed income fund, 35% average general equity fund, 20% average money market fund, and 5% average international fund. Derived from data provided by Lipper Inc.


 CONSERVATIVE GROWTH COMPOSITE INDEX--Made up of four unmanaged benchmarks, weighted 40% Lehman Brothers Aggregate Bond Index, 35% Wilshire 5000 Index, 20% Salomon Smith Barney 3-Month Treasury Index, and 5% Morgan Stanley Capital International Europe Australasia Far East Index.


 CREDIT SUISSE FIRST BOSTON CONVERTIBLE SECURITIES INDEX--An industry benchmark that includes convertible securities rated B or better by Standard & Poor's.


 GROWTH COMPOSITE AVERAGE--A composite fund average weighted 65% average general equity fund, 20% average fixed income fund, and 15% average international fund. Derived from data provided by Lipper Inc.


 GROWTH COMPOSITE INDEX--Made up of three unmanaged benchmarks, weighted 65% Wilshire 5000 Index, 20% Lehman Brothers Aggregate Bond Index, and 15% Morgan Stanley Capital International Europe Australasia Far East Index.


 GROWTH FUND STOCK INDEX--Tracks the performance of the average common stock holdings of the 50 largest growth-oriented mutual funds.


 IMONEYNET MONEY FUND REPORT'S AVERAGE 100% TREASURY FUND--Contains weekly summary asset, yield, average maturity, and portfolio holdings data for the industry benchmark Money Fund Report Averages.


 INCOME COMPOSITE AVERAGE--A composite fund average weighted 60% averaged fixed income fund, 20% average general equity fund, and 20% average money market fund. Derived from data provided by Lipper Inc.


 INCOME COMPOSITE INDEX--Made up of three unmanaged benchmarks, weighted 60% Lehman Brothers Aggregate Bond Index, 20% Wilshire 5000 Index, and 20% Salomon Smith Barney 3-Month Treasury Index.


 LEHMAN BROTHERS 1-5 YEAR GOVERNMENT/CREDIT BOND INDEX--Includes U.S. Treasury and agency obligations, as well as investment-grade (rated Baa3 or above by Moody's) corporate and international dollar-denominated bonds, all having maturities of 1 to 5 years.


 LEHMAN BROTHERS 1-5 YEAR U.S. CREDIT INDEX--Includes investment-grade corporate and international dollar-denominated bonds (rated Baa3 or above by Moody's) with maturities of 1 to 5 years.


 LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT BOND INDEX--Includes U.S. Treasury and agency obligations with maturities of 1 to 5 years.


 LEHMAN BROTHERS 1-5 YEAR U.S. TREASURY BOND INDEX--Includes U.S. Treasury obligations with maturities of 1 to 5 years.


 LEHMAN  BROTHERS  3  YEAR  MUNICIPAL  BOND   INDEX--Includes   investment-grade
tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments and have maturities of 2 to 4 years.


 LEHMAN BROTHERS 5-10 YEAR GOVERNMENT/CREDIT BOND INDEX--Includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds (rated Baa3 or above by Moody's), all having maturities of 5 to 10 years.


 LEHMAN  BROTHERS  5-10  YEAR  U.S.  CREDIT   INDEX--Includes   investment-grade
corporate and international dollar-denominated bonds (rated Baa3 or above by Moody's) with maturities of 5 to 10 years.


 LEHMAN BROTHERS 5-10 YEAR U.S. TREASURY BOND INDEX--Includes U.S. Treasury obligations with maturities of 5 to 10 years.


 LEHMAN  BROTHERS  7  YEAR  MUNICIPAL  BOND   INDEX--Includes   investment-grade
tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments and have maturities of 6 to 8 years.


 LEHMAN  BROTHERS  10  YEAR  MUNICIPAL  BOND  INDEX--Includes   investment-grade
tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments and have maturities of 8 to 12 years.


 LEHMAN BROTHERS AGGREGATE BOND INDEX--The broadest measure of the taxable U.S. bond market, including most Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-- denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody's) and maturities of 1 year or more.


 LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX--Includes high-quality corporate and international dollar-denominated bonds (rated A or above by Moody's) with a broad range of maturities.


 LEHMAN  BROTHERS  GNMA  BOND   INDEX--Includes   mortgage-backed   pass-through
securities of the Government National Mortgage Association; these securities are based on pools of 15- and 30-year fixed-rate home mortgages.


 LEHMAN BROTHERS HIGH YIELD BOND INDEX--Includes mainly corporate bonds with credit ratings at or below Ba1 (Moody's) or BB+ (Standard & Poor's); these issues are considered below-investment-grade.


 LEHMAN BROTHERS LONG CREDIT A OR BETTER BOND INDEX--Includes top-quality corporate and international dollar-denominated bonds (rated A or above by Moody's) with maturities of 10 years or more.


 LEHMAN BROTHERS LONG GOVERNMENT/CREDIT BOND INDEX--Includes U.S. Treasury and agency obligations, as well as investment-grade corporate bonds and international dollar-denominated bonds (rated Baa3 or above by Moody's), all having maturities of 10 years or more.


 LEHMAN BROTHERS LONG U.S. TREASURY BOND INDEX--Includes U.S. Treasury obligations with maturities of 10 years or more.


 LEHMAN BROTHERS MUNICIPAL BOND INDEX--Includes most investment-grade tax-exempt bonds (rated Baa or above by Moody's) that are issued by state and local governments in the United States.


 LEHMAN   BROTHERS   U.S.   TREASURY   INFLATION   NOTES   INDEX--Includes   the
inflation-indexed securities within the Lehman Brothers Treasury Index, which represents U.S. Treasury obligations with maturities of more than 1 year.


 MODERATE GROWTH COMPOSITE AVERAGE--A composite fund average weighted 50% average general equity fund, 40% averaged fixed income fund, and 10% average international fund. Derived from data provided by Lipper Inc.


 MODERATE GROWTH COMPOSITE INDEX--Made up of three unmanaged benchmarks, weighted 50% Wilshire 5000 Index, 40% Lehman Brothers Aggregate Bond Index, and 10% Morgan Stanley Capital International Europe Australasia Far East Index.


 MORGAN   STANLEY   CAPITAL   INTERNATIONAL   (MSCI)  ALL  COUNTRY  WORLD  INDEX
FREE--Tracks stock markets in countries included in the MSCI EAFE Index plus the United States, Canada, and a number of emerging markets.


 MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD INDEX FREE EX USA--Includes both developed markets (minus the United States) and emerging markets from around the globe. Tracking stock markets in 48 nations, it is a good representation of the overall international equity market.


 MORGAN  STANLEY  CAPITAL   INTERNATIONAL   EMERGING  MARKETS  FREE  INDEX--Free
float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.


 MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX--Tracks stocks in more than 15 developed European markets.


 MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA,  FAR EAST INDEX (MSCI
EAFE)--Tracks more than 1,000 stocks from more than 20 developed markets in Europe, Australia, Asia, and the Pacific region.


 MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST GROWTH INDEX--Measures the performance of those stocks within the MSCI EAFE Index that have higher price/book ratios.


 MORGAN  STANLEY  CAPITAL   INTERNATIONAL   PACIFIC  INDEX--Tracks  stocks  from
developed Pacific Rim markets.


 MORGAN STANLEY REAL ESTATE INVESTMENT TRUST (REIT) INDEX--Tracks more than 1,000 real estate investment trusts that meet size and liquidity criteria specified by Morgan Stanley.


 RUSSELL 1000 INDEX--Measures the performance of the 1,000 largest companies in the Russell 3000 Index.


 RUSSELL 1000 GROWTH INDEX--Measures the performance of those Russell 1000 Index companies with higher price/book ratios and higher predicted growth rates.


 RUSSELL 1000 VALUE INDEX--Measures the performance of those Russell 1000 Index companies with lower price/book ratios and lower predicted growth rates.

 RUSSELL 2500 INDEX--Measures the performance of the 2,500 smallest companies in the Russell 3000 Index.


 RUSSELL 2500 GROWTH INDEX--Measures the performance of those Russell 2500 Index companies with higher price/book ratios and higher predicted growth rates.


 RUSSELL 2000 INDEX--Measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


 RUSSELL 2000 GROWTH INDEX--Measures the performance of those Russell 2000 Index companies with higher price/book ratios and higher predicted growth rates.


 RUSSELL 2800 INDEX--Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks) minus the largest 200.


 RUSSELL 3000 GROWTH INDEX--Measures the performance of those Russell 3000 Index companies with higher price/book ratios and higher predicted growth rates.


 RUSSELL  3000  INDEX--Measures  the  performance  of  the  3,000  largest  U.S.
companies.


 RUSSELL 3000 VALUE INDEX--Measures the performance of those Russell 3000 Index companies with lower price/book ratios and lower predicted growth rates.


 RUSSELL MIDCAP GROWTH INDEX--Measures the performance of those Russell Midcap Index companies with higher price/book ratios and higher predicted growth rates.


 RUSSELL MIDCAP INDEX--Measures the performance of the 800 smallest companies in the Russell 1000 Index.


 RUSSELL MIDCAP VALUE INDEX--Measures the performance of those Russell Midcap Index companies with lower price/book ratios and lower predicted growth rates.


 SALOMON SMITH BARNEY 3-MONTH U.S. TREASURY BILL INDEX--Tracks the performance of short-term U.S. government debt instruments.


 SALOMON SMITH BARNEY BROAD MARKET INDEX--Tracks the performance of the U.S. broad market.


 SALOMON SMITH BARNEY EXTENDED MARKET EUROPE AND PACIFIC (EM EPAC) INDEX--Measures the performance of the smallest companies from the European and Pacific countries represented in the Salomon Smith Barney Broad Market Index. The EM EPAC Index represents the bottom 20% of the total market capital of each country.


 SALOMON SMITH BARNEY WORLD EQUITY GOLD INDEX--Tracks the performance of companies around the world that are engaged in the mining, processing, or marketing of gold, other precious metals, and rare minerals.


 SELECT EMERGING MARKETS FREE INDEX--This composite includes stocks that can be bought free of restrictions in 15 emerging markets of Europe, Asia, Africa, and Latin America (95%), and a cash component (5%) based on the Average Money Market Fund. This index is administered by MSCI exclusively for Vanguard.


 STANDARD & POOR'S (S&P) 500 INDEX--A widely used barometer of U.S. stock market performance; as a market-weighted index of leading companies in leading industries, it is dominated by large-capitalization companies.


 STANDARD & POOR'S 500/BARRA GROWTH  INDEX--Includes those stocks of the S&P 500
Index  that  have  higher  price/book  ratios;   these  stocks  generally  offer
lower-than-average dividend yields.


 STANDARD & POOR'S 500/BARRA VALUE  INDEX--Includes  those stocks of the S&P 500
Index  that  have  lower  price/book   ratios;   these  stocks  generally  offer
higher-than-average dividend yields.


 STANDARD & POOR'S ENERGY SECTOR INDEX--Tracks the stocks of the energy-related companies within the S&P 500 Index.


 STANDARD & POOR'S HEALTH SECTOR INDEX--Tracks the stocks of the health care companies within the S&P 500 Index.


 STANDARD & POOR'S INTEGRATED TELECOMMUNICATION SERVICES INDEX--Includes the Telecommunications Services industry group (Alternative Carriers and Integrated Telecommunication Equipment) and Wireless Telecommunications Services.


 STANDARD & POOR'S MIDCAP 400/BARRA GROWTH INDEX--Includes those stocks of the S&P MidCap 400 Index that have above average price/earnings and price/book ratios.


 STANDARD & POOR'S MIDCAP 400 INDEX--Includes stocks of 400 medium-sized U.S. companies representing a spectrum of industries. On average, these stocks are smaller than those in the S&P 500 Index.

 STANDARD   &   POOR'S    SMALLCAP   600    INDEX--Includes    stocks   of   600
small-capitalization U.S. companies representing a spectrum of industries. On average, these stocks are smaller than those in the S&P MidCap 400 Index.


 STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--Includes those stocks of the S&P SmallCap 600 Index that have higher price/book ratios.


 STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--Includes those stocks of the S&P SmallCap 600 Index that have lower price/book ratios.


 STANDARD & POOR'S UTILITIES INDEX--Includes the following industries: Electric Utilities; Gas Utilities; Multi-Utilities, and Water Utilities.


 STAR COMPOSITE AVERAGE--An industry benchmark average similarly weighted using the average general equity fund, average fixed income fund, and average money market fund, as measured by Lipper Inc.


 STAR COMPOSITE INDEX--Made up of three unmanaged benchmarks, weighted 62.5% Wilshire 5000 Index, 25% Lehman Brothers Aggregate Bond Index, and 12.5% Salomon Smith Barney 3-Month Treasury Index.


 TARGET REIT COMPOSITE--Consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).


 TAX-MANAGED BALANCED COMPOSITE INDEX--Made up of two unmanaged benchmarks, weighted 50% Russell 1000 Index and 50% Lehman Brothers 7 Year Municipal Bond Index.


 TOTAL INTERNATIONAL COMPOSITE INDEX--Consists of the MSCI Europe Index plus the MSCI Pacific Index, and the Select Emerging Markets Free Index.


 UTILITIES COMPOSITE INDEX--Made up of two unmanaged benchmarks, weighted 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index.


 WELLESLEY COMPOSITE INDEX--Made up of four unmanaged benchmarks, weighted 65% Lehman Brothers Credit A or Better Index, 26% S&P 500/Barra Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Integrated Telecommunication Services Index.


 WELLINGTON COMPOSITE INDEX--Made up of two unmanaged benchmarks, weighted 65% S&P 500 Index and 35% Lehman Brothers Credit A or Better Index.


 WILSHIRE 4500 COMPLETION INDEX--Measures the performance of virtually all U.S. mid- and small-capitalization stocks. The index is constructed by removing the S&P 500 Index stocks from the Wilshire 5000 Index.

WILSHIRE 5000 TOTAL MARKET INDEX--The broadest measure of the U.S. stock market; tracks all stocks publicly traded in the United States for which daily pricing is available.

                                LEGAL DISCLAIMERS

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.


  ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                                                  SAI072 102003

                                     PART C

                   VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
                               OTHER INFORMATION


ITEM 23. EXHIBITS

(a) Declaration of Trust, filed on September 24, 2002, Post-Effective Amendment No. 24, is hereby incorporated by reference.
(b) By-Laws, filed on February 7, 2002, Post-Effective Amendment No. 23, are hereby incorporated by reference.
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d) Investment Advisory Contract, for The Vanguard Group, Inc. provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)    Not applicable
(f) Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g) Custodian Agreement, filed on February 07, 2002, Post-Effective Amendment No. 23, for Brown Brothers Harriman & Co., is hereby incorporated by reference.
(h) Amended and Restated Funds'Service Agreement, filed on February 19, 2003, Post-Effective Amendment No.26, is hereby incorporated by reference.
(i)    Not Applicable
(j)    Consent of Independent Accountants, to be filed by Amendment.
(k)    Not Applicable
(l)    Not Applicable
(m)    Not Applicable
(n) Rule 18f-3 Plan, filed on February 7, 2002, Post-Effective Amendment No.23, is hereby incorporated by reference.
(o)    Not Applicable
(p)    Code of Ethics, dated March 28, 2003, filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 27. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's Custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109.


ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable.

                                INDEX TO EXHIBIT


 VGI Code of Ethics................................................EX.99P

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 31st day of July, 2003.

                                    VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

                                   BY:_____________(signature)________________

                                                  (HEIDI STAM)
                                                JOHN J. BRENNAN*
                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

--------------------------------------------------------------------------------
SIGNATURE                           TITLE                           DATE
--------------------------------------------------------------------------------
By:/S/ JOHN J. BRENNAN         President, Chairman, Chief     July 31, 2003
   --------------------------- Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*

By:/S/ CHARLES D ELLIS         Trustee                        July 31, 2003
   ---------------------------
       (Heidi Stam)
     Charles D. Ellis*

By:/S/ JOANN HEFFERNAN HEISEN  Trustee                        July 31, 2003
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*

By:/S/ RAJIV L. GUPTA          Trustee                        July 31, 2003
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*

By:/S/ BURTON G. MALKIEL       Trustee                        July 31, 2003
   ---------------------------
       (Heidi Stam)
       Burton G. Malkiel*

By:/S/ ALFRED M. RANKIN, JR.   Trustee                        July 31, 2003
   ---------------------------
       (Heidi Stam)
     Alfred M. Rankin, Jr.*

By:/S/ J. LAWRENCE WILSON      Trustee                        July 31, 2003
   ---------------------------
       (Heidi Stam)
     J. Lawrence Wilson*

By:/S/ THOMAS J. HIGGINS       Treasurer and Principal        July 31, 2003
   --------------------------- Financial Officer and Principal
       (Heidi Stam)            Accounting Officer
      Thomas J. Higgins*



*By Power of Attorney. See File Number 33-32216, filed on January 29, 2002.
 Incorporated by Reference.